                               PROSPECTUS FOR
                     FLEXIBLE PREMIUM VARIABLE DEFERRED
                              ANNUITY CONTRACTS
             ----------------------



                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
             ----------------------



                        COMMONWEALTH ANNUITY HORIZON
                         VARIABLE ANNUITY ISSUED BY

               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                 HOME OFFICE:                                  SERVICE CENTER MAILING ADDRESS:
         132 Turnpike Road, Suite 210                                  P.O. Box 758550
            Southborough, MA 01772                                Topeka, Kansas 66675-8550
                1-866-297-7531                                         1-800-457-8803

This Prospectus describes flexible premium variable deferred annuity contracts (the "Contract") issued by Commonwealth Annuity and Life Insurance Company ("we" or "Commonwealth Annuity"). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. This Prospectus describes both Qualified Contracts and Non-Qualified Contracts, and the Contract may be purchased by natural persons, or by trusts or custodial accounts that hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. INVESTING IN THE CONTRACT INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF SOME OR ALL OF YOUR INVESTMENT. REPLACING YOUR EXISTING ANNUITY OR LIFE INSURANCE POLICY WITH THE CONTRACT MAY NOT BE TO YOUR ADVANTAGE. The Contract may be purchased only if the older Annuitant has not attained age 91.

THE CONTRACTS ARE NOT INSURED BY THE FDIC. THEY ARE OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ IT BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. WE HAVE FILED A STATEMENT OF ADDITIONAL INFORMATION ("SAI") WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CURRENT SAI HAS THE SAME DATE AS THIS PROSPECTUS AND IS INCORPORATED BY REFERENCE IN THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY BY WRITING US AT OUR SERVICE CENTER OR CALLING 1-800-457-8803. A TABLE OF CONTENTS FOR THE SAI APPEARS AT THE END OF THIS PROSPECTUS. YOU MAY ALSO FIND THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                       PROSPECTUS DATED MAY 1, 2014

You may allocate Purchase Payments and/or transfer Contract Value to one or more of the Subaccounts of the Commonwealth Annuity Separate Account A. Currently, you may choose among Subaccounts that invest in the following Insurance Funds (certain funds may not be available in all states):

GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE      -  Fidelity VIP Freedom 2020 Portfolio
SHARES)                                              -  Fidelity VIP Freedom 2025 Portfolio
-  Goldman Sachs VIT Core Fixed Income Fund          -  Fidelity VIP Freedom 2030 Portfolio
-  Goldman Sachs VIT Equity Index Fund               -  Fidelity VIP Freedom 2035 Portfolio
- Goldman Sachs VIT Global Markets Navigator         -  Fidelity VIP Freedom 2040 Portfolio
  Fund                                               -  Fidelity VIP Freedom 2045 Portfolio
- Goldman Sachs VIT Growth Opportunities             -  Fidelity VIP Freedom 2050 Portfolio
  Fund                                               -  Fidelity VIP Growth Opportunities Portfolio
- Goldman Sachs VIT High Quality Floating Rate       -  Fidelity VIP Index 500 Portfolio
  Fund                                               -  Fidelity VIP Mid Cap Portfolio
-  Goldman Sachs VIT Large Cap Value Fund            -  Fidelity VIP Overseas Portfolio
-  Goldman Sachs VIT Mid Cap Value Fund              -  Fidelity VIP Strategic Income Portfolio
-  Goldman Sachs VIT Money Market Fund               FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
-  Goldman Sachs VIT Strategic Growth Fund           TRUST (CLASS 2)
- Goldman Sachs VIT Strategic International          -  Franklin Income VIP Fund
  Equity Fund                                        -  Franklin Small Cap Value VIP Fund
- Goldman Sachs VIT Small Cap Equity Insights        - Franklin Mutual Global Discovery VIP Fund
  Fund                                               -  Franklin Mutual Shares VIP Fund
- Goldman Sachs VIT U.S. Equity Insights Fund        -  Templeton Growth VIP Fund
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE       JANUS ASPEN SERIES (SERVICE SHARES)
INSURANCE FUNDS) (SERIES II SHARES)                  -  Janus Aspen Enterprise Portfolio
-  Invesco V.I. American Franchise Fund              -  Janus Aspen Forty Portfolio
-  Invesco V.I. Core Equity Fund                     -  Janus Aspen Perkins Mid Cap Value Portfolio
-  Invesco V.I. Global Health Care Fund              MFS(R) VARIABLE INSURANCE TRUST (SERVICE CLASS)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND,     -  MFS(R) New Discovery Series
INC. (CLASS B)                                       -  MFS(R) Utilities Series
- AllianceBernstein VPS Intermediate Bond            OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE
  Portfolio                                          SHARES)
- AllianceBernstein VPS International Value          -  Oppenheimer Capital Income Fund/VA
  Portfolio                                          -  Oppenheimer Global Fund/VA
- AllianceBernstein VPS Small/Mid Cap Value          -  Oppenheimer Global Strategic Income Fund/VA
  Portfolio                                          -  Oppenheimer Main Street Small Cap Fund(R)/VA
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE  PIONEER VARIABLE CONTRACTS TRUST (CLASS I)
CLASS 2)                                             -  Pioneer Select Mid Cap Growth VCT Portfolio
-  Fidelity VIP Contrafund(R) Portfolio              PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
-  Fidelity VIP Equity-Income Portfolio              -  Pioneer Disciplined Value VCT Portfolio
-  Fidelity VIP Disciplined Small Cap Portfolio      -  Pioneer Emerging Markets VCT Portfolio
-  Fidelity VIP Freedom Income Portfolio             -  Pioneer Mid Cap Value VCT Portfolio
-  Fidelity VIP Freedom 2005 Portfolio
-  Fidelity VIP Freedom 2010 Portfolio
-  Fidelity VIP Freedom 2015 Portfolio


Effective January 31, 2013, the AllianceBernstein VPS Small Cap Growth Portfolio was closed to new money.

In addition, Qualified Contracts also may choose among Subaccounts that invest in the following Publicly-Available Funds:

     -   Goldman Sachs Balanced Strategy Portfolio (Class A)

     -   Goldman Sachs Equity Growth Strategy Portfolio (Class A)

     -   Goldman Sachs Growth and Income Strategy Portfolio (Class A)

     -   Goldman Sachs Growth Strategy Portfolio (Class A)

     -   Goldman Sachs International Real Estate Securities Fund (Class A)

     -   Goldman Sachs Real Estate Securities Fund (Class A)

     -   Goldman Sachs Technology Tollkeeper Fund (Class A)

Many of the Publicly-Available Funds are also available for direct purchase outside of an annuity or life insurance policy. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees and charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Publicly-Available Funds available through us, rather than to information that may be available through alternate sources.

You may contact our Service Office at 1-800-457-8803 to request prospectuses for any of the underlying funds that are available as investment options under your Contract.

                              TABLE OF CONTENTS


                                                                                                  Page
                                                                                                ------
DEFINITIONS.....................................................................................     5
SUMMARY OF EXPENSES.............................................................................     7
DISTRIBUTION COSTS..............................................................................     9
SUMMARY.........................................................................................     9
COMMONWEALTH ANNUITY, THE SEPARATE ACCOUNT AND THE FUNDS........................................    11
THE CONTRACTS...................................................................................    24
  A.    GENERAL INFORMATION.....................................................................    24
        1.      Purchase Payments...............................................................    24
        2.      Free Look Period................................................................    24
        3.      Owners, Annuitants, and Beneficiaries...........................................    25
        4.      Assignment......................................................................    26
  B.    THE ACCUMULATION PERIOD.................................................................    26
        1.      Application of Purchase Payments................................................    26
        2.      Accumulation Unit Value.........................................................    27
        3.      Contract Value..................................................................    28
        4.      Transfers During The Accumulation Period........................................    28
        5.      Disruptive Trading..............................................................    29
        6.      Withdrawals and Surrenders During The Accumulation Period.......................    31
        7.      Death Benefit...................................................................    31
        8.      Telephone and Facsimile Transactions............................................    33
        9.      Termination of Contract.........................................................    33
CONTRACT CHARGES AND EXPENSES...................................................................    34
  A.    ASSET-BASED CHARGES.....................................................................    34
  B.    CONTRACT FEE............................................................................    34
  C.    INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES...........................................    34
  D.    STATE PREMIUM TAXES.....................................................................    35
  E.    REDUCTION OR ELIMINATION OF CERTAIN CHARGES.............................................    35
THE ANNUITY PERIOD..............................................................................    36
  A.    ANNUITY PAYMENTS........................................................................    36
  B.    ANNUITY OPTIONS.........................................................................    36
  C.    BASIS OF ANNUITY OPTIONS................................................................    38
  D.    DEATH PROCEEDS DURING THE ANNUITY PERIOD................................................    38
  E.    PROTECTION OF BENEFITS..................................................................    38
  F.    AGE, GENDER AND SURVIVAL................................................................    38
PAYMENTS TO CONTRACT OWNERS.....................................................................    39
FEDERAL TAX MATTERS.............................................................................    40
  A.    INTRODUCTION............................................................................    40
  B.    OUR TAX STATUS..........................................................................    40
  C.    TAXATION OF ANNUITIES IN GENERAL........................................................    40
  D.    QUALIFIED PLANS.........................................................................    44
  E.    FEDERAL INCOME TAX WITHHOLDING..........................................................    47
  F.     OTHER TAX ISSUES.......................................................................    47
DISTRIBUTION OF CONTRACTS.......................................................................    49
VOTING RIGHTS...................................................................................    50
REPORTS TO CONTRACT OWNERS AND INQUIRIES........................................................    50
DOLLAR COST AVERAGING...........................................................................    50

                                                                                         Page
                                                                                       ------
AUTOMATIC ASSET REBALANCING............................................................    51
SYSTEMATIC WITHDRAWAL PLAN.............................................................    51
GENERAL CONTRACT PROVISIONS............................................................    52
  A.    CONTRACT MODIFICATION..........................................................    52
  B.    ENTIRE CONTRACT................................................................    52
  C.    INCONTESTABILITY...............................................................    52
  D.    NON-PARTICIPATING..............................................................    52
LEGAL PROCEEDINGS......................................................................    52
FINANCIAL STATEMENTS...................................................................    52
APPENDIX A--COMMONWEALTH ANNUITY AND LIFE INSURANCE
  COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA,
  ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT.........................................   A-1
APPENDIX B--CONDENSED FINANCIAL INFORMATION............................................   B-1

        TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                                         Page
                                                                                       ------
GENERAL INFORMATION AND HISTORY........................................................     2
SERVICES TO THE SEPARATE ACCOUNT.......................................................     2
STATE PREMIUM TAX CHART................................................................     3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................................     3
EXPERTS................................................................................     3
FINANCIAL STATEMENTS...................................................................     3
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND
  LIFE INSURANCE COMPANY AND SEPARATE ACCOUNT A........................................   F-1

                                 DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

ACCUMULATION PERIOD--The period between the Date of Issue of a Contract and the Annuity Date.

ACCUMULATION UNIT--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

ANNUITANT--The person whose life is used to determine the duration of Annuity Payments involving a life contingency. When two people are named as joint Annuitants, the term "Annuitant" means the joint Annuitants or the survivor.

ANNUITY DATE--The Valuation Date on which annuity payments are to commence. Subject to state variation, the Annuity Date may not be earlier than the first Contract Anniversary or later than the Valuation Date on or next following the later of: (1) ten years from the Date of Issue; or (2) the first day of the month following the month in which the Annuitant attains age 99. In the case of joint Annuitants, we will refer to the age of the older Annuitant.

ANNUITY OPTION--One of several forms in which annuity payments can be made.

ANNUITY PERIOD--The period starting on the Annuity Date during which we make annuity payments to you.

BENEFICIARY--The person designated to receive any benefits under a Contract upon your death. (see Primary Beneficiary and Contingent Beneficiary).

CODE--The Internal Revenue Code of 1986, as amended.

COMPANY ("WE", "US", "OUR", "COMMONWEALTH ANNUITY")--Commonwealth Annuity and Life Insurance Company.

CONTINGENT BENEFICIARY--The person designated to receive any benefits under a Contract upon your death should all Primary Beneficiaries predecease you. In the event that a Contingent Beneficiary also predeceases you, the benefits will be distributed pro rata to the surviving Contingent Beneficiaries. If there are no surviving Contingent Beneficiaries, the benefits will be paid to your estate (see Beneficiary and Primary Beneficiary).

CONTRACT--A Flexible Premium Variable Deferred Annuity Contract.

CONTRACT ANNIVERSARY--The same date each year as the Date of Issue. If there is no Valuation Date in a year that coincides with the Date of Issue, the Contract Anniversary is the next Valuation Date.

CONTRACT VALUE--The sum of your values in the Subaccount(s).

CONTRACT YEAR--A period of twelve consecutive months starting on the Date of Issue or on any Contract Anniversary.

DATE OF ISSUE--The date on which the first Contract Year commences.

DUE PROOF OF DEATH--A certified death certificate and all necessary claim paperwork, settlement instructions, and such other information we may require to process the death benefit. We also may require the return of the Contract.

FUND OR FUNDS--An investment company or separate series thereof, in which Subaccounts of the Separate Account invest.

GENERAL ACCOUNT--All our assets other than those allocated to any legally segregated separate account.

MONTHIVERSARY--The same date each month as the Date of Issue. If the Date of Issue falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent month, the Monthiversary will be the last date of that month. If there is no Valuation Date in the calendar month that coincides with the Date of Issue, the Monthiversary is the next Valuation Date.

NON-QUALIFIED CONTRACT--A Contract which does not receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

OWNER ("CONTRACT OWNER", "YOU", "YOUR", "YOURS")--The person(s) designated in the Contract as having the privileges of Ownership. The Contract may be owned by natural persons, or by trusts or custodial accounts that hold the Contract as agent for and for the sole benefit of a natural person. When two people are named as joint Owners, the term "Owner" means the joint Owners or the survivor.

PRIMARY BENEFICIARY--The person designated to receive any benefits under a Contract upon your death. In the event that a Primary Beneficiary predeceases you, the benefits will be distributed pro rata to the surviving Primary Beneficiaries. In the event that all Primary Beneficiaries predecease you, proceeds will be paid to the surviving Contingent Beneficiaries (see Beneficiary and Contingent Beneficiary).

PURCHASE PAYMENTS--The dollar amount we receive in U.S. currency to buy the benefits the Contract provides.

QUALIFIED CONTRACT--A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

SEPARATE ACCOUNT--Commonwealth Annuity Separate Account A.

SERVICE CENTER--se(2), Inc. (an affiliate of Security Distributors, Inc.) and its affiliates (collectively, "se(2)") provide administrative, accounting and other services to the Company. The principal administrative offices of se(2) are located at One Security Place, Topeka, KS 66675, telephone
1-800-457-8803.

SUBACCOUNTS--The subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Fund.

VALUATION DATE--Each day when the New York Stock Exchange is open for trading. The close of business on each Valuation Date is generally 3:00 p.m. Central time.

VALUATION PERIOD--The interval of time between two consecutive Valuation
Dates.

                             SUMMARY OF EXPENSES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE AMONG SUBACCOUNTS.


                     CONTRACT OWNER TRANSACTION EXPENSES

         Sales Load Imposed on Purchase Payments..................................     None
         Withdrawal Charges.......................................................     None
         State Premium Taxes......................................................  0% to 3.50%

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

                              PERIODIC EXPENSES


          Annual Contract Fee (deducted monthly from Contract Value)*....................  $30.00

          SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF CONTRACT VALUE)
               Mortality and Expense Risk Charge.........................................    0.60%
               Administration Charge.....................................................    0.15%
                                                                                           --------
               Total Separate Account Annual Expenses....................................    0.75%
                                                                                           --------


           -------------
             * We will waive this fee for Contracts with Contract Value of
               $50,000 or more as of the Valuation Date we would otherwise deduct the fee. We assess one-twelfth of the contract fee on each Monthiversary.

                       ANNUAL FUND OPERATING EXPENSES

THE NEXT TABLE SHOWS THE LOWEST AND HIGHEST TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2013 THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CURRENT AND FUTURE EXPENSES COULD BE HIGHER OR LOWER THAN THOSE SHOWN IN THE FOLLOWING TABLE. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


TOTAL ANNUAL FUND OPERATING EXPENSES                       MINIMUM                          MAXIMUM
-------------------------------------------     ----------------------------     ----------------------------
Expenses that are deducted from                   Annual charge of 0.35% of         Annual charge of 1.66%
Fund assets, including management                 average daily net assets        of average daily net assets
fees, distribution and/or service
(12b-1) fees and other expenses.


-----------------------------
HIGHEST AND LOWEST EXPENSES AFTER FEE REDUCTIONS AND EXPENSE REIMBURSEMENTS. For the year ended December 31, 2013, the lowest Total Annual Fund Operating Expenses for all Funds, after all fee reductions and expense reimbursements, is 0.28%. The Investment Adviser has agreed to (i) reduce or limit "Other Expenses" (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.004% of the Fund's average daily net assets and (ii) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. Each arrangement will remain in effect through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund's "Other Expenses" may be further reduced by any custody and transfer agency fee credits received by the Fund.

For the year ended December 31, 2013, the HIGHEST Total Annual Fund Operating Expenses for all Funds, after all fee reductions and expense reimbursements, is 1.66%. There is no expense reduction or waiver in place, respectively, for this Fund.

THE FUNDS' INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSE INFORMATION FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.


                                   EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND FUND FEES AND EXPENSES.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes both maximum and minimum fees and expenses of any of the Funds, prior to any fee waivers or expense reimbursements. If these arrangements were considered, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be the following whether you surrender, annuitize, or remain invested at the end of the applicable period:


                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Maximum Fund Expenses....................................    $248    $762    $1,303    $2,781
     Minimum Fund Expenses....................................    $116    $360     $625     $1,380

The fee table and Example should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The Example assumes no transfers were made and does not include the deduction of state premium taxes, which may be assessed before or upon surrender or annuitization or any taxes or penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future performance of any Subaccount.


                             DISTRIBUTION COSTS

For information concerning the compensation we pay for sales of the Contract, see "DISTRIBUTION OF CONTRACTS."


                                   SUMMARY

The summary does not contain all information that may be important. Read the entire Prospectus and the Contract before deciding to invest. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement or rider to the Contract, or a supplement to this Prospectus. Although there may be state variations to the Contract, this prospectus discloses all the material features and benefits under the Contract.

The Contract provides for tax-deferred investments and annuity benefits. Both Qualified Contracts and Non-Qualified Contracts are described in this Prospectus. Currently, the Contracts may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. The Contracts are also available in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans. A Contract purchased in connection with a qualified plan does not provide any additional tax deferred treatment of earnings beyond the treatment that is already provided by the qualified plan itself. (See "TAXATION OF ANNUITIES IN GENERAL" and "QUALIFIED PLANS") Therefore, the tax deferral provided by the Contract is not necessary for Contracts used in qualified plans, so for such plans the Contract should be purchased for other features and benefits, such as the Annuity Options.

You may make Purchase Payments under the Contract, subject to certain minimum limitations and other restrictions. You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as Individual Retirement Annuities ("IRAs") by authorizing us to draw on your account via check or electronic debit ("Pre-Authorized Checking ("PAC") Agreement"). (See "PURCHASE PAYMENTS") We do not deduct a sales charge from any Purchase Payment.

You have the right within the "free look" period (generally ten days, subject to state variation) after receiving the Contract to cancel the Contract by delivering or mailing it to us. If you decide to return your Contract for a refund during the "free look" period, also include a letter instructing us to cancel the Contract. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state where issued. Generally the refund will be the Contract Value as of the Valuation Date on which we receive your Contract and letter of instruction at our Service Center. In the states that require the return of Purchase Payments, we will return the greater of Purchase Payments (less any withdrawals) or Contract Value as of the Valuation Date on which we receive your Contract and letter of instruction at our Service Center. In addition, a special "free look" provision applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities (although for such Contracts, if the amount returned would be less than the Contract Value we will return the Contract Value). (See "FREE LOOK PERIOD")

During the Accumulation Period, we provide for variable accumulations and benefits for amounts allocated to one or more of the Subaccounts selected by you. Each Subaccount invests in a corresponding Fund. (See "THE FUNDS") Your Contract Value will vary with the investment performance of the Funds you select. The investment risk under the Contract is borne by you.

Transfers among Subaccounts are permitted before the Annuity Date, if allowed by your qualified plan and subject to limitations. (See "TRANSFERS DURING THE ACCUMULATION PERIOD") We offer Automatic Asset

Rebalancing, Dollar Cost Averaging, and a Systematic Withdrawal Plan. (See "AUTOMATIC ASSET REBALANCING," "DOLLAR COST AVERAGING," and "SYSTEMATIC WITHDRAWAL PLAN")

You may make partial withdrawals from the Contract or surrender the Contract, subject to certain restrictions. (See "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD"). Withdrawals and surrenders will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. Withdrawals also reduce your Contract Value and your death benefit. Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. (See "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD" and "FEDERAL TAX MATTERS")

If you die before the Annuity Date, we will pay the Beneficiary a death benefit. (See "DEATH BENEFIT"). On the Annuity Date, you can elect to receive regular annuity payments on a fixed basis for various periods of time depending on your need for income and the choices available under the Contract. (See "ANNUITY PERIOD")

We assess a mortality and expense risk charge and an administration charge. We may also assess a contract fee and applicable premium taxes. (See "CONTRACT CHARGES AND EXPENSES") The Funds will incur certain management fees and other expenses. (See "SUMMARY OF EXPENSES," "INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES," and the Funds' prospectuses)

You can generally exchange all or a portion of one annuity contract for another, or a life insurance policy for an annuity contract, in a "tax-free exchange' under Section 1035 of the Code. If you are thinking about a 1035 exchange, you should compare the old contract and the Contract described in this Prospectus carefully. Remember that if you exchange another contract for the Contract described in this Prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract. Also, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another contract for the Contract described in this Prospectus unless you determine, after knowing all the facts, that the exchange is in your best interest (the person selling you the Contract will generally earn a commission if you buy the Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

We offer other variable annuity contracts that have different policy features. However, these other contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact our Service Center or your agent.

          COMMONWEALTH ANNUITY, THE SEPARATE ACCOUNT AND THE FUNDS

THE COMPANY.    Unless otherwise specified, any reference to the "Company"
refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400.

The Company is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a direct subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn was a direct subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company and a direct subsidiary of THG. On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 200 West Street, New York, NY 10282. Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company.

Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly- owned indirect subsidiary of Global Atlantic Financial Group Limited ("Global Atlantic"). Currently, Goldman Sachs owns approximately 22% of the outstanding ordinary shares of Global Atlantic, Goldman Sachs and Global Atlantic employees own approximately 4.5% of the outstanding ordinary shares, and unaffiliated investors, none of whom own more than 9.9%, own the remaining 73.5% of the outstanding ordinary shares.

 The registered office of Global Atlantic Financial Group Limited is located at Appleby Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda.

Commonwealth Annuity is subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

At this time, we are relying on an exemption from the periodic reporting requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act"), as provided by Rule 12h-7 under the Securities Exchange Act, to avoid any such periodic reporting obligation. We reserve the right to stop relying on this exemption at any time.


THE SEPARATE ACCOUNT

We established the Commonwealth Annuity Separate Account A on February 9, 2007 pursuant to Massachusetts law. The SEC does not supervise the management, investment practices or policies of the Separate Account or Commonwealth Annuity. Subject to the provisions of the Contract, units of the Subaccounts under the Contract are offered on a continuous basis.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

Each Subaccount of the Separate Account invests exclusively in shares of one of the corresponding Funds. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions, under all Contracts or in all retirement plans.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and fees, and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Fund are reinvested in that Fund at net asset value and retained as assets of the corresponding Subaccount.


THE FUNDS

SELECTION OF FUNDS.    We select the Funds offered through the Contract, and we
may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser's (and/or subadviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Fund or one of its service providers (E.G., the investment adviser, administrator, distributor, and/or their affiliates) will make payments to us or our affiliates, as described below. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners.

You are responsible for choosing the Subaccounts and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi/annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund. After you select Subaccounts for your initial Purchase Payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate. YOU BEAR THE RISK OF ANY DECLINE IN YOUR CONTRACT VALUE RESULTING FROM THE PERFORMANCE OF THE SUBACCOUNTS YOU HAVE CHOSEN.

We do not provide investment advice and we do not recommend or endorse any of the particular Funds available as investment options in the Contract.

THE FUNDS.    The Separate Account invests in shares of registered, open-end management investment companies. There are two types of Funds generally offered under the Contract, INSURANCE FUNDS AND PUBLICLY-AVAILABLE FUNDS.


INSURANCE FUNDS:

Insurance Funds are available solely to variable annuity or life insurance contracts and certain qualified retirement plans. (See "FEDERAL TAX MATTERS") Nonqualified Contracts generally can invest only in Insurance Funds. All Contracts, both Qualified and Nonqualified, may choose among Subaccounts that invest in the following Insurance Funds:

INSURANCE FUND                   PORTFOLIO NAME         INVESTMENT OBJECTIVE       INVESTMENT ADVISER
-------------------------   ------------------------  ------------------------  ------------------------
Goldman Sachs               Goldman Sachs VIT         Seeks a total return      Goldman Sachs Asset
   Variable Insurance       Core Fixed Income         consisting of capital     Management, L.P.
   Trust (Service Shares)   Fund                      appreciation and income
                                                      that exceeds the total
                                                      return of the Barclays
                                                      Capital U.S. Aggregate
                                                      Bond.


INSURANCE FUND                   PORTFOLIO NAME         INVESTMENT OBJECTIVE        INVESTMENT ADVISER
-------------------------   ------------------------  -------------------------  ------------------------
Goldman Sachs               Goldman Sachs VIT         Seeks to achieve           Goldman Sachs Asset
   Variable Insurance       Equity Index Fund         investment results that    Management, L.P.
   Trust (Service Shares)                             correspond to the          The sub-adviser is SSgA
                                                      aggregate price and yield  Funds Management,
                                                      performance of a           Inc.
                                                      benchmark index that
                                                      measures the investment
                                                      returns of large
                                                      capitalization stocks.

Goldman Sachs               Goldman Sachs VIT         Seeks to achieve           Goldman Sachs Asset
   Variable Insurance       Global Markets            investment results that    Management, L.P.
   Trust (Service Shares)   Navigator Fund            approximate the
                                                      performance of the GS
                                                      Global Markets
                                                      Navigator Index(TM).

Goldman Sachs               Goldman Sachs VIT         Seeks long term growth     Goldman Sachs Asset
   Variable Insurance       Growth Opportunities      of capital.                Management, L.P.
   Trust (Service Shares)   Fund

Goldman Sachs               Goldman Sachs VIT         Seeks a high level of      Goldman Sachs Asset
   Variable Insurance       High Quality Floating     current income,            Management, L.P.
   Trust (Service Shares)   Rate Fund                 consistent with safety of
                                                      principal.

Goldman Sachs               Goldman Sachs VIT         Seeks long-term growth     Goldman Sachs Asset
   Variable Insurance       Large Cap Value Fund      of capital appreciation.   Management, L.P.
   Trust (Service Shares)

Goldman Sachs               Goldman Sachs VIT         Seeks long-term capital    Goldman Sachs Asset
   Variable Insurance       Mid Cap Value Fund        appreciation.              Management, L.P.
   Trust (Service Shares)

Goldman Sachs               Goldman Sachs VIT         Seeks to maximize          Goldman Sachs Asset
   Variable Insurance       Money Market Fund         current income to the      Management, L.P.
   Trust (Service Shares)                             extent consistent with
                                                      the preservation of
                                                      capital and the
                                                      maintenance of liquidity
                                                      by investing exclusively
                                                      in high quality money
                                                      market instruments.

Goldman Sachs               Goldman Sachs VIT         Seeks long-term growth     Goldman Sachs Asset
   Variable Insurance       Strategic Growth Fund     of capital.                Management, L.P.
   Trust (Service Shares)

Goldman Sachs               Goldman Sachs VIT         Seeks long-term growth     Goldman Sachs Asset
   Variable Insurance       Strategic International   of capital.                Management
   Trust (Service Shares)   Equity Fund                                          International


INSURANCE FUND                   PORTFOLIO NAME         INVESTMENT OBJECTIVE       INVESTMENT ADVISER
--------------------------  ------------------------  ------------------------  ------------------------
Goldman Sachs               Goldman Sachs VIT         Seeks long-term growth    Goldman Sachs Asset
   Variable Insurance       Small Cap Equity          of capital.               Management, L.P.
   Trust (Service Shares)   Insights Fund (formerly
                            Goldman Sachs VIT
                            Structured Small Cap
                            Equity Fund)

Goldman Sachs               Goldman Sachs VIT         Seeks long-term growth    Goldman Sachs Asset
   Variable Insurance       U.S. Equity Insights      of capital and dividend   Management, L.P.
   Trust (Service Shares)   Fund (formerly            income.
                            Goldman Sachs VIT
                            Structured U.S. Equity
                            Fund)

AIM Variable Insurance      Invesco V.I. American     The Fund's investment     Invesco Advisers, Inc.
   Funds (Invesco           Franchise Fund            objective is to seek
   Variable Insurance                                 capital growth.
   Funds) (Series II
   Shares)

AIM Variable Insurance      Invesco V.I. Core Equity  The Fund's investment     Invesco Advisers, Inc.
   Funds (Invesco           Fund                      objective is long-term
   Variable Insurance                                 growth of capital.
   Funds) (Series II
   Shares)

AIM Variable Insurance      Invesco V.I. Global       The Fund's investment     Invesco Advisers, Inc.
   Funds (Invesco           Health Care Fund          objective is long-term
   Variable Insurance                                 growth of capital.
   Funds) (Series II
   Shares)

AllianceBernstein Variable  AllianceBernstein VPS     Seeks to generate income  AllianceBernstein L.P.
   Products Series Fund,    Intermediate Bond         and price appreciation
   Inc. (Class B)           Portfolio                 without assuming what
                                                      the Adviser considers
                                                      undue risk.

AllianceBernstein Variable  AllianceBernstein VPS     Seeks long-term growth    AllianceBernstein L.P.
   Products Series Fund,    International Value       of capital.
   Inc. (Class B)           Portfolio

AllianceBernstein Variable  AllianceBernstein VPS     Seeks long-term growth    AllianceBernstein L.P.
   Products Series Fund,    Small/Mid Cap Value       of capital.
   Inc. (Class B)           Portfolio


INSURANCE FUND                   PORTFOLIO NAME         INVESTMENT OBJECTIVE         INVESTMENT ADVISER
--------------------------  ------------------------  --------------------------  ------------------------
Fidelity Variable           Fidelity VIP              Seeks long-term capital     Fidelity Management &
   Insurance Products       Contrafund(R) Portfolio   appreciation.               Research Company
   Fund (Service Class 2)                                                         FMR Co., Inc. (FMRC)
                                                                                  and other investment
                                                                                  advisers serve as sub-
                                                                                  advisers for the fund.

Fidelity Variable           Fidelity VIP Disciplined  Seeks capital               Fidelity Management &
   Insurance Products       Small Cap Portfolio       appreciation.               Research Company
   Fund (Service Class 2)                                                         Geode Capital
                                                                                  Management, LLC
                                                                                  (Geode) and FMR Co.,
                                                                                  Inc. (FMRC) serve as
                                                                                  sub-advisers for the
                                                                                  fund.

Fidelity Variable           Fidelity VIP Equity-      Seeks reasonable            Fidelity Management &
   Insurance Products       Income Portfolio          income. The fund will       Research Company
   Funds (Service Class 2)                            also consider the           FMR Co., Inc. (FMRC)
                                                      potential for capital       and other investment
                                                      appreciation. The fund's    advisers serve as sub-
                                                      goal is to achieve a yield  advisers for the fund.
                                                      which exceeds the
                                                      composite yield on the
                                                      securities comprising the
                                                      S&P 500(R) Index.

Fidelity Variable           Fidelity VIP Freedom      Seeks high total return     Strategic Advisers, Inc.
   Insurance Products       Income Portfolio          with a secondary
   Funds (Service Class 2)                            objective of principal
                                                      preservation.

Fidelity Variable           Fidelity VIP Freedom      Seeks high total return     Strategic Advisers, Inc.
   Insurance Products       2005 Portfolio            with a secondary
   Fund (Service Class 2)                             objective of principal
                                                      preservation as the fund
                                                      approaches its target
                                                      date and beyond.

Fidelity Variable           Fidelity VIP Freedom      Seeks high total return     Strategic Advisers, Inc.
   Insurance Products       2010 Portfolio            with a secondary
   Fund (Service Class 2)                             objective of principal
                                                      preservation as the fund
                                                      approaches its target
                                                      date and beyond.


INSURANCE FUND                   PORTFOLIO NAME         INVESTMENT OBJECTIVE       INVESTMENT ADVISER
-------------------------   ------------------------  ------------------------  ------------------------
Fidelity Variable           Fidelity VIP Freedom      Seeks high total return   Strategic Advisers, Inc.
   Insurance Products       2015 Portfolio            with a secondary
   Fund (Service Class 2)                             objective of principal
                                                      preservation as the fund
                                                      approaches its target
                                                      date and beyond.

Fidelity Variable           Fidelity VIP Freedom      Seeks high total return   Strategic Advisers, Inc.
   Insurance Products       2020 Portfolio            with a secondary
   Fund (Service Class 2)                             objective of principal
                                                      preservation as the fund
                                                      approaches its target
                                                      date and beyond.

Fidelity Variable           Fidelity VIP Freedom      Seeks high total return   Strategic Advisers, Inc.
   Insurance Products       2025 Portfolio            with a secondary
   Fund (Service Class 2)                             objective of principal
                                                      preservation as the fund
                                                      approaches its target
                                                      date and beyond.

Fidelity Variable           Fidelity VIP Freedom      Seeks high total return   Strategic Advisers, Inc.
   Insurance Products       2030 Portfolio            with a secondary
   Fund (Service Class 2)                             objective of principal
                                                      preservation as the fund
                                                      approaches its target
                                                      date and beyond.

Fidelity Variable           Fidelity VIP Freedom      Seeks high total return   Strategic Advisers, Inc.
   Insurance Products       2035 Portfolio            with a secondary
   Fund (Service Class 2)                             objective of principal
                                                      preservation as the fund
                                                      approaches its target
                                                      date and beyond.

Fidelity Variable           Fidelity VIP Freedom      Seeks high total return   Strategic Advisers, Inc.
   Insurance Products       2040 Portfolio            with a secondary
   Fund (Service Class 2)                             objective of principal
                                                      preservation as the fund
                                                      approaches its target
                                                      date and beyond.

Fidelity Variable           Fidelity VIP Freedom      Seeks high total return   Strategic Advisers, Inc.
   Insurance Products       2045 Portfolio            with a secondary
   Fund (Service Class 2)                             objective of principal
                                                      preservation as the fund
                                                      approaches its target
                                                      date and beyond.


INSURANCE FUND                   PORTFOLIO NAME         INVESTMENT OBJECTIVE        INVESTMENT ADVISER
--------------------------  ------------------------  -------------------------  ------------------------
Fidelity Variable           Fidelity VIP Freedom      Seeks high total return    Strategic Advisers, Inc.
   Insurance Products       2050 Portfolio            with a secondary
   Fund (Service Class 2)                             objective of principal
                                                      preservation as the fund
                                                      approaches its target
                                                      date and beyond.

Fidelity Variable           Fidelity VIP Growth       Seeks to provide capital   Fidelity Management &
   Insurance Products       Opportunities Portfolio   growth.                    Research Company
   Fund (Service Class 2)                                                        FMR Co., Inc. and
                                                                                 other investment
                                                                                 advisers serve as sub-
                                                                                 advisers for the fund.

Fidelity Variable           Fidelity VIP Index 500    Seeks investment results   Fidelity Management &
   Insurance Products       Portfolio                 that correspond to the     Research Company
   Fund (Service Class 2)                             total return of common     Geode Capital
                                                      stocks publicly traded in  Management, LLC
                                                      the United States, as      (Geode(R)) and FMR Co.,
                                                      represented by the         Inc. serve as sub-
                                                      S&P 500(R) Index.          advisers for the fund.

Fidelity Variable           Fidelity VIP Mid Cap      Seeks long-term growth     Fidelity Management &
   Insurance Products       Portfolio                 of capital.                Research Company
   Funds (Service Class 2)                                                       FMR Co., Inc. and
                                                                                 other investment
                                                                                 advisers serve as sub-
                                                                                 advisers for the fund.

Fidelity Variable           Fidelity VIP Overseas     Seeks long-term growth     Fidelity Management &
   Insurance Products       Portfolio                 of capital.                Research Company
   Fund (Service Class 2)                                                        FMR Co., Inc. and
                                                                                 other investment
                                                                                 advisers serve as sub-
                                                                                 advisers for the fund.

Fidelity Variable           Fidelity VIP Strategic    Seeks a high level of      Fidelity Management &
   Insurance Products       Income Portfolio          current income. The        Research Company
   Funds (Service Class 2)                            fund may also seek         Fidelity Investments
                                                      capital appreciation.      Money Management,
                                                                                 Inc., FMR Co., Inc.,
                                                                                 FIL Investment
                                                                                 Advisors (UK) Limited,
                                                                                 and other investment
                                                                                 advisers serve as sub-
                                                                                 advisers for the fund.


INSURANCE FUND                   PORTFOLIO NAME         INVESTMENT OBJECTIVE        INVESTMENT ADVISER
----------------------      ------------------------  -------------------------  ------------------------
Franklin Templeton          Franklin Income VIP       Seeks to maximize          Franklin Advisers, Inc.
   Variable Insurance       Fund (formerly FT VIP     income while
   Products Trust           Franklin Income           maintaining prospects
   (Class 2)                Securities Fund)          for capital appreciation.
                                                      Under normal market
                                                      conditions, the fund
                                                      invests in both equity
                                                      and debt securities.

Franklin Templeton          Franklin Small Cap        Seeks long-term total      Franklin Advisory
   Variable Insurance       Value VIP Fund            return. Under normal       Services, LLC
   Products Trust           (formerly FT VIP          market conditions, the
   (Class 2)                Franklin Small Cap        fund invests at least 80%
                            Value Securities Fund)    of its net assets in
                                                      investments of small
                                                      capitalization
                                                      companies.

Franklin Templeton          Franklin Mutual Global    Seeks capital              Franklin Mutual
   Variable Insurance       Discovery VIP Fund        appreciation. Under        Advisers, LLC
   Products Trust           (formerly FT VIP          normal market
   (Class 2)                Mutual Global             conditions, the fund
                            Discovery Securities      invests primarily in U.S.
                            Fund)                     and foreign equity
                                                      securities that the
                                                      investment manager
                                                      believes are
                                                      undervalued.

Franklin Templeton          Franklin Mutual Shares    Seeks capital              Franklin Mutual
   Variable Insurance       VIP Fund (formerly FT     appreciation, with         Advisers, LLC
   Products Trust           VIP Mutual Shares         income as a secondary
   (Class 2)                Securities Fund)          goal. Under normal
                                                      market conditions, the
                                                      fund invests primarily in
                                                      U.S. and foreign equity
                                                      securities that the
                                                      investment manager
                                                      believes are undervalued.

Franklin Templeton          Templeton Growth VIP      Seeks long-term capital    Templeton Global
   Variable Insurance       Fund (formerly FT VIP     growth. Under normal       Advisors Limited
   Products Trust           Templeton Growth          market conditions, the
   (Class 2)                Securities Fund)          fund invests
                                                      predominantly in equity
                                                      securities of companies
                                                      located anywhere in the
                                                      world, including
                                                      emerging markets.


INSURANCE FUND                   PORTFOLIO NAME         INVESTMENT OBJECTIVE       INVESTMENT ADVISER
--------------------------  ------------------------  ------------------------  -------------------------
Janus Aspen Series          Janus Aspen Enterprise    Seeks long-term growth    Janus Capital
   (Service Shares)         Portfolio                 of capital.               Management LLC

Janus Aspen Series          Janus Aspen Forty         Seeks long-term growth    Janus Capital
   (Service Shares)         Portfolio                 of capital.               Management LLC

Janus Aspen Series          Janus Aspen Perkins       Seeks capital             Janus Capital
   (Service Shares)         Mid Cap Value Portfolio   appreciation.             Management LLC
                                                                                Perkins Investment
                                                                                Management LLC
                                                                                serves as sub-adviser for
                                                                                the portfolio.

MFS(R) Variable Insurance   MFS(R) New Discovery      Seeks capital             MFS Investment
   Trust (Service Class)    Series                    appreciation.             Management

MFS(R) Variable Insurance   MFS(R) Utilities Series   Seeks total return.       MFS Investment
   Trust (Service Class)                                                        Management

Oppenheimer Variable        Oppenheimer Capital       Seeks total return.       OFI Global Asset
   Account Funds            Income Fund/VA                                      Management, Inc.
   (Service Shares)                                                             OppenheimerFunds, Inc.
                                                                                serves as a sub-adviser
                                                                                for the fund.

Oppenheimer Variable        Oppenheimer Global        Seeks capital             OFI Global Asset
   Account Funds            Fund/VA                   appreciation.             Management, Inc.
   (Service Shares)                                                             OppenheimerFunds, Inc.
                                                                                serves as a sub-adviser
                                                                                for the fund.

Oppenheimer Variable        Oppenheimer Global        Seeks total return.       OFI Global Asset
   Account Funds            Strategic Income                                    Management, Inc.
   (Service Shares)         Fund/VA                                             OppenheimerFunds, Inc.
                                                                                serves as a sub-adviser
                                                                                for the fund.

Oppenheimer Variable        Oppenheimer Main          Seeks capital             OFI Global Asset
   Account Funds            Street Small Cap          appreciation.             Management, Inc.
   (Service Shares)         Fund(R)/VA                                          OppenheimerFunds, Inc.
                                                                                serves as a sub-adviser
                                                                                for the fund.

Pioneer Variable            Pioneer Select Mid Cap    Seeks capital growth,     Pioneer Investment
   Contracts Trust          Growth VCT Portfolio      primarily through equity  Management, Inc.
   (Class I)                                          securities of small-
                                                      capitalization
                                                      companies.


INSURANCE FUND                   PORTFOLIO NAME         INVESTMENT OBJECTIVE        INVESTMENT ADVISER
-------------------         ------------------------  -------------------------  ------------------------
Pioneer Variable            Pioneer Disciplined       Seeks capital growth,      Pioneer Investment
   Contracts Trust          Value VCT Portfolio       primarily through equity   Management, Inc.
   (Class II)               (formerly Pioneer         securities of small-
                            Fundamental VCT           capitalization
                            Portfolio)                companies.

Pioneer Variable            Pioneer Emerging          Seeks long-term capital    Pioneer Investment
   Contracts Trust          Markets VCT Portfolio     appreciation primarily     Management, Inc.
   (Class II)                                         through the securities of
                                                      issuers in countries with
                                                      emerging economies or
                                                      securities markets.

Pioneer Variable            Pioneer Mid Cap Value     Seeks capital              Pioneer Investment
   Contracts Trust          VCT Portfolio             appreciation primarily     Management, Inc.
   (Class II)                                         through a diversified
                                                      portfolio of equity
                                                      securities of mid-sized
                                                      companies, managed
                                                      with a value orientation.


-----------------------------
PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. If, pursuant to SEC rules, the Goldman Sachs VIT Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Goldman Sachs VIT Money Market Sub-Account until the Fund is liquidated

The Insurance Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in some cases, certain qualified retirement plans. Shares of the Insurance Funds are sold only to insurance company separate accounts and qualified retirement plans. In addition to selling shares to our separate accounts, shares of the Insurance Funds may be sold to separate accounts of other insurance companies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of other companies, or for variable life insurance separate accounts, variable annuity separate accounts, and qualified retirement plans to invest simultaneously in the Insurance Funds. Currently, neither we nor the Insurance Funds foresee any such disadvantages to variable life insurance Owners, variable annuity Owners, or qualified retirement plans. The Insurance Funds must monitor events to identify material conflicts between such Owners and determine what action, if any, should be taken. In addition, if we believe an Insurance Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

PUBLICLY-AVAILABLE FUNDS.    Publicly-Available Funds are "publicly-available,"
I.E., shares can be purchased by the public directly without purchasing a variable annuity or life insurance contract. Only Qualified Contracts may invest in these Publicly-Available Funds.

RETAIL FUND                                INVESTMENT OBJECTIVE                      INVESTMENT ADVISER
--------------------------  ---------------------------------------------------  -------------------------
Goldman Sachs Balanced      Seeks current income and long-term capital           Goldman Sachs Asset
   Strategy Portfolio       appreciation.                                        Management, L.P.
   (Class A)*


RETAIL FUND                                INVESTMENT OBJECTIVE                      INVESTMENT ADVISER
--------------------------  ---------------------------------------------------  -------------------------
Goldman Sachs Equity        Seeks long-term capital appreciation.                Goldman Sachs Asset
   Growth Strategy                                                               Management, L.P.
   Portfolio (Class A)*

Goldman Sachs Growth        Seeks long-term capital appreciation and current     Goldman Sachs Asset
   and Income Strategy      income.                                              Management, L.P.
   Portfolio (Class A)*

Goldman Sachs Growth        Seeks long-term capital appreciation and,            Goldman Sachs Asset
   Strategy Portfolio       secondarily, current income.                         Management, L.P.
   (Class A)*

Goldman Sachs               Seeks total return comprised of long-term growth     Goldman Sachs Asset
   International Real       of capital and dividend income.                      Management, L.P.
   Estate Securities Fund
   (Class A)*

Goldman Sachs Real          Seeks total return comprised of long-term growth     Goldman Sachs Asset
   Estate Securities Fund   of capital and dividend income.                      Management, L.P.
   (Class A)*

Goldman Sachs               Seeks long-term growth of capital.                   Goldman Sachs Asset
   Technology Tollkeeper                                                         Management, L.P.
   (Class A) Fund**


------------------------------
*    Each retail Fund's most recently ended fiscal year is December 31, 2013.

**   This retail Fund's most recently ended fiscal year is August 31, 2013.

The Publicly-Available Funds are also available for direct purchase outside of an annuity or life insurance policy. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees and charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Publicly-Available Funds available through us, rather than to information that may be available through alternate sources.

SEC REGISTRATION DOES NOT INVOLVE SEC SUPERVISION OF THE FUNDS' MANAGEMENT, INVESTMENT PRACTICES OR POLICIES. THE ASSETS OF EACH FUND ARE HELD SEPARATE FROM THE ASSETS OF THE OTHER FUNDS, AND EACH FUND HAS ITS OWN DISTINCT INVESTMENT OBJECTIVE AND POLICIES. EACH FUND OPERATES AS A SEPARATE INVESTMENT FUND, AND THE INVESTMENT PERFORMANCE OF ONE FUND HAS NO EFFECT ON THE INVESTMENT PERFORMANCE OF ANY OTHER FUND.

THE FUNDS MAY NOT ACHIEVE THEIR STATED OBJECTIVES. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS INVOLVED IN INVESTING IN THE FUNDS, IS FOUND IN THE FUNDS' PROSPECTUSES ACCOMPANYING THIS PROSPECTUS AND STATEMENTS OF ADDITIONAL INFORMATION AVAILABLE FROM US UPON REQUEST.

PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO THE CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other funds that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other fund, even where the investment adviser, subadviser, or manager is the same. Certain Funds

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
available through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract does not indicate performance of a similarly named Fund available through the Contract. Differences in fund size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS.    We and our
distributor, Epoch Securities, Inc., (the "Distributor") may receive payments from the Funds or their service providers (E.G., the investment adviser, administrator, distributor, and/or their affiliates). These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments.

The amount of payments we receive from the Funds' service providers is based on a percentage of the assets of the particular Fund attributable to the Contract as well as certain other variable insurance products that we and/or our affiliates may issue or administer. These percentages are negotiated and vary with each Fund. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). Some service providers may pay us significantly more than others and the amount we receive may be substantial. These percentages currently range from 0.03% to 0.25%, and as of the date of this prospectus, we are receiving payments from each Fund's service providers.

Additionally, certain of the Funds make payments to us or the Distributor under their distribution plans (12b-1 plans). The payment rates currently range from 0.15% to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the Funds will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Fund's average net assets, which can fluctuate over time. If, however, the value of the Funds goes up, then so would the payment to us or to the Distributor. Conversely, if the value of the Fund goes down, payments to us or to the Distributor would decrease.

A Fund's service provider may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

We and/or the Distributor also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds' service providers with regard to other variable insurance products we or our affiliates may issue or administer.

For details about the compensation payments we make in connection with the sale of the Contracts, see "DISTRIBUTION OF CONTRACTS."


CHANGE OF INVESTMENTS

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. If investment in the Funds is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another fund without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without the approval of the Securities and Exchange Commission, if required. Furthermore, we may close Subaccounts to allocations

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
of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We may establish additional Subaccounts of the Separate Account, each of which would invest in a new fund, or in shares of another investment company. New Subaccounts may be established when, at our discretion, marketing needs or investment conditions warrant. New Subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more Subaccounts, transfer assets, or substitute one Subaccount for another Subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify you of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, we may deregister the Separate Account under the Investment Company Act of 1940 (the "1940 Act"), make any changes required by the 1940 Act, operate the Separate Account as a management investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a Subaccount or separate account to another Subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts. The Company reserves the right to change the names of the Separate Account or the Subaccounts. Before we make certain changes we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.






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

                                THE CONTRACTS


A. GENERAL INFORMATION

We reserve the right to accept or refuse to issue the Contract at our sole discretion.


1. PURCHASE PAYMENTS

You may make Purchase Payments under the Contract during the Accumulation Period, subject to the restrictions set forth below. We will not accept Purchase Payments after the date of death of an Owner. We reserve the right to waive or modify any Purchase Payment limitation and to not accept any Purchase Payment. All Purchase Payments must be paid to us at the Service Center.

The minimum initial and subsequent Purchase Payment for a Qualified Contract is $50. However, if annualized contribution amounts from a payroll or salary deduction plan are equal to or greater than $600, we accept a periodic payment under $50. For a Non-Qualified Contract the minimum initial Purchase Payment is $5,000 and the minimum subsequent Purchase Payment is $250. You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as IRAs by authorizing us to draw on your account via check or electronic debit through a Pre-Authorized Checking (PAC) Agreement. If you do not make Purchase Payments for two full years and your Contract Value falls below $2,000, then your Contract may terminate; see "B. The Accumulation Period--9. Termination of Contract."

The maximum cumulative Purchase Payments that may be made under the Contract is $5,000,000 without our approval. We will aggregate multiple Contracts you own for purposes of the $5,000,000 limitation. In addition, for Qualified Contracts, the maximum annual amount of Purchase Payments may be limited by the retirement plan funded by the Contract.


2. FREE LOOK PERIOD

You may examine a Contract and return it for a refund during the "free look" period. Upon receipt by us, the Contract will be cancelled and amounts refunded. If you decide to return your Contract for a refund during the free look period, please also include a letter instructing us to cancel your Contract.

STATE LAW FREE LOOK.    The length of the free look period depends upon the
state in which the Contract is issued. However, it will be at least 10 days from the date you receive the Contract. The amount of the refund also depends on the state in which the Contract is issued. Generally the refund will be the Contract Value as of the Valuation Date on which we receive your Contract and letter of instruction at our Service Center.

Some states, however, require the return of all Purchase Payments. In those states, we will return the greater of Purchase Payments (less any withdrawals) or Contract Value as of the Valuation Date on which we receive your Contract and letter of instruction at our Service Center. For these Contracts, we also will allocate all or a portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the free look period) to the Subaccount investing in the Goldman Sachs VIT Money Market Fund until the expiration of the free look period. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

IRA FREE LOOK.    In addition to the state law free look provision described above, a 10-day free look provision applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities. (See APPENDIX A--COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT.) If you request a refund of this type of Contract within 10 days from the date you receive the Contract, we will return the greater of Purchase Payments (less any withdrawals) made during the ten day period or Contract Value as of the Valuation Date on which we receive your Contract and letter of instruction at our Service Center. During the 10-day period, we will allocate all or

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
a portion of Purchase Payments made during this period to the Goldman Sachs VIT Money Market Subaccount. Upon the expiration of the 10-day period, we will allocate your Purchase Payments and make any refunds to you in accordance with the state law free look provision described above.


3. OWNERS, ANNUITANTS, AND BENEFICIARIES

Please note that naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether a death benefit and annuity payments are paid and on whose life payments are based. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your agent.

BENEFICIARIES.    You designate the Beneficiary. During the Accumulation Period and prior to the death of an Owner, you may change a Beneficiary at any time by sending a written change form to our Service Center. After the Annuity Date, the Beneficiary may be changed prior to the death of an Owner or the Annuitant. However, in the case of joint Owners, the surviving joint Owner is automatically the Primary Beneficiary and cannot be changed. No Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of any Beneficiary change. Under a Qualified Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. (See "FEDERAL TAX MATTERS")

Beneficiary changes are subject to the following:

      1.   The change must be filed while you are alive;

      2.   The Contract must be in force at the time you file a change;

      3. Such change must not be prohibited by the terms of an existing assignment, Beneficiary designation, or other restriction;

      4. Such change will take effect when we receive it. However, action taken by us before the change form was received will remain in effect;

      5. The request for change must provide information sufficient to identify the new Beneficiary; and

      6. In the case of joint Owners, we will consider the designation of a Beneficiary other than the surviving joint Owner to be a Contingent Beneficiary.

In the event that all Primary Beneficiaries predecease you, we will pay the death benefit proceeds to the surviving Contingent Beneficiaries. In the event that a Contingent Beneficiary also predeceases you, we will distribute the benefits pro rata to the surviving Contingent Beneficiaries. If there are no surviving Contingent Beneficiaries, we will pay the benefits to your estate.

When multiple Beneficiaries are involved, we will determine the death benefit proceeds separately for each Beneficiary when we receive a death benefit claim in good order from that Beneficiary; that is, receipt of a proper election as well as Due Proof of Death. Death benefit proceeds for each remaining Beneficiary will remain in the Separate Account until we have received a complete death benefit claim from the applicable Beneficiary. This means each Beneficiary may receive a different death benefit amount, even where all Beneficiaries have been designated so as to share equally in the proceeds.

OWNERS.    You, the Owner, may exercise every option and right conferred by the
Contract. Where the Contract is owned jointly, the consent of both Owners is required in order to exercise any ownership rights.

Prior to the death of an Owner, you may add, change, or remove an Owner by written request to our Service Center and with our prior approval. Adding, changing, or removing an Owner may result in certain tax consequences to you, and you should consult your tax advisor as to the tax consequences.

You must furnish information sufficient to clearly identify a new Owner to us. If we approve the change, the effective date of the change will be the date the request was signed by you, except for action taken by us prior to receiving the request. Any change is subject to the payment of any proceeds. We may require you to return the Contract to us for endorsement of a change.



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
ANNUITANTS.    Before the Annuity Date, you may add, change, or remove an
Annuitant by written request to our Service Center and with our prior approval. For Contracts with non-natural Owners, adding, changing, or removing an Annuitant may result in certain tax consequences to you, and you should consult your tax advisor as to the tax consequences. On and after the Annuity Date, you may not add, change, or remove an Annuitant. We may require you to return the Contract to us for endorsement of a change.

There must be at least one Annuitant at all times. If an Annuitant who is not an Owner dies prior to the Annuity Date, a surviving joint Annuitant, if any, will become the sole Annuitant. If there is no surviving joint Annuitant, you may name a new Annuitant. If you do not name a new Annuitant, the younger Owner will become the new Annuitant.

We will not pay a death benefit upon the death of an Annuitant unless the sole Owner is a non-natural person. We will pay a death benefit of Contract Value minus any applicable premium taxes upon a change of Annuitant if the sole Owner is a non-natural person.

Joint Annuitants are only permitted in Non-Qualified Contracts. Under Qualified Contracts, the Owner and the Annuitant generally must be the same individual.


4. ASSIGNMENT

All assignments are subject to our acceptance. Subject to state requirements, we reserve the right to refuse any assignment or other transfer of the Contract at any time on a non-discriminatory basis.

Subject to our acceptance, you may assign a Non-Qualified Contract during the Accumulation Period and prior to the death of an Owner by completing and returning our assignment form to our Service Center. No assignment is binding on us until we accept it, and we assume no responsibility for the validity of any assignment. Generally, an interest in a Qualified Contract may not be assigned.

If an assignment of the Contract is in effect on the Annuity Date, we reserve the right to pay the assignee, in one sum, that portion of the Contract Value (less any applicable premium taxes) to which the assignee appears to be entitled. Amounts payable during the Annuity Period may not be assigned or encumbered (to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations). An assignment may be a taxable event and may subject you to immediate tax liability and to a 10% tax penalty. (See "FEDERAL TAX MATTERS") You, therefore, should consult a qualified tax adviser regarding the tax consequences of an assignment.

Any claim is subject to proof of interest of the assignee. You are solely responsible for the validity or effect of any assignment.


B. THE ACCUMULATION PERIOD

1. APPLICATION OF PURCHASE PAYMENTS

You select allocation of Purchase Payments to the Subaccount(s). When you allocate Purchase Payments to a Subaccount, we credit Accumulation Units to that Subaccount based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment at our Service Center. If we receive a Purchase Payment at our Service Center before the close of business on the Valuation Date, we will credit Accumulation Units based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a Purchase Payment at our Service Center on or after the close of business on the Valuation Date, we will credit Accumulation Units based Accumulation Unit values determined at the end of the next Valuation Date.

We will credit an initial Purchase Payment no later than the end of the second Valuation Date following the Valuation Date we receive the Purchase Payment at our Service Center, provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment.



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
If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within five business days after we receive the initial Purchase Payment, or if we determine that we cannot otherwise issue the Contract within the five day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the initial Purchase Payment until the application is completed. If we receive the information sufficient to establish a Contract, we will issue the Contract and allocate the Purchase Payment no later than the end of the second Valuation Date following the Valuation Date we receive the missing information.

We may issue a Contract without a signed application if:

      - an agent's broker-dealer provides us with application information, electronically or in writing,

      - we receive the initial Purchase Payment, and

      - you confirm in writing, after the Contract is delivered, that all information in the Contract is correct.

If you submit your application, initial Purchase Payment, and/or subsequent Purchase Payments to your agent, we will not begin processing your purchase order until we receive the application and Purchase Payment from your agent's broker-dealer.

For each Purchase Payment, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed on the Valuation Date that we receive the Purchase Payment at our Service Center. After we determine the number of Accumulation Units credited, the number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount. We reduce the number of Accumulation Units when we assess one-twelfth of the contract fee on each Monthiversary.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.


2. ACCUMULATION UNIT VALUE

We determine the value of a Subaccount on any Valuation Date by multiplying the number of Accumulation Units attributable to the Contract in the Subaccount by the applicable Accumulation Unit value for the Accumulation Units in that Subaccount on that Valuation Date.

Purchase Payments allocated and Contract Value transferred to a Subaccount are converted into Accumulation Units. We determine the number of Accumulation Units to be credited by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the appropriate class of Accumulation Units of that Subaccount at the end of the Valuation Period in which the allocation or transfer occurs. When amounts are transferred out of or deducted from a Subaccount, Accumulation Units are redeemed in a similar manner.

We determine the Accumulation Unit value for each class of Accumulation Units in a Subaccount at the end of a Valuation Period by multiplying the Subaccount's "investment experience factor" for that Valuation Period by the Accumulation Unit value for that class at the end of the preceding Valuation Period. For each Subaccount, the investment experience factor reflects the investment performance of the Fund in which the Subaccount invests and the charges assessed against that Subaccount for a Valuation Period. Each Subaccount has a net investment factor for each Valuation Period which may be greater or less than one.



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
       The investment experience factor of a Subaccount for any Valuation Period is equal to the following formula: 1.000000 plus [(1) divided by
       (2)] minus (3), where:

       (1)   is:

             - the net asset value per share of the Fund held in the Subaccount as of the end of the current Valuation Period; plus

             - the per share amount of any dividend or capital gain
               distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

             - a charge or credit for any taxes reserved for the current
               Valuation Period which we determine have resulted from the investment operations of the Subaccount;

       (2) is the net asset value per share of the Fund held in the Subaccount as of the end of the preceding Valuation Period; and

       (3) is the factor representing Subaccount asset-based charges (the mortality and expense risk charge and the administration charge) for the Valuation Period.

Subject to applicable state and federal laws, we may change the methodology used to determine the investment experience factor.


3. CONTRACT VALUE

On any Valuation Date, the Contract Value equals the total of:

       - the number of Accumulation Units credited to each Subaccount, times

       - the value of a corresponding Accumulation Unit for each Subaccount.

There is no guaranteed minimum Contract Value.


4. TRANSFERS DURING THE ACCUMULATION PERIOD

During the Accumulation Period, you may transfer Contract Value among the Subaccounts at any time. However, you must request transfers in excess of $250,000 per Contract, per day, through standard United States mail. We reserve the right to require transfers into and out of one Subaccount in excess of $50,000, per Contract, per day, to also be requested through standard United States mail. We also reserve the right to limit transfers to 12 per Contract Year, although we will not include periodic transfers under the Dollar Cost Averaging or Automatic Asset Rebalancing programs when determining the number of transfers you have made in any Contract Year. All transfers are subject to our Disruptive Trading Procedures as well as any disruptive trading policies and procedures adopted by the Funds. (See "DISRUPTIVE TRADING")

Any transfer request must clearly specify the amount which is to be transferred and the names of the Subaccounts that are affected.

If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party's instructions. However, we take no responsibility for any third party asset allocation or investment advisory service or program. We may suspend, limit, or cancel acceptance of a third party's instructions at any time and may restrict the Subaccounts available for transfer under third party authorizations.

We will make transfers pursuant to proper written or telephone instructions to our Service Center that specify in detail the requested changes. Transfers will be based upon the Accumulation Unit values determined following our receipt of complete transfer instructions. If we receive a transfer request at our Service Center before the close of business on the Valuation Date, we will process the request based on

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
Accumulation Unit values determined at the end of that Valuation Date. If we receive a transfer request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date. If you or your authorized representative call us to request a telephone transfer but have not given instructions to us prior to the close of business on the Valuation Date, even if due to our delay in answering your call, we will consider your telephone transfer request to be received after the close of business on the Valuation Date.

We may suspend, modify or terminate the transfer provisions. If you submit a request for a transfer that is no longer permitted, we will notify you in writing that the transaction is not permissible.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.


5. DISRUPTIVE TRADING

The Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a Fund (collectively, "Disruptive Trading"). These activities may require the Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Fund's shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds. As a result, Disruptive Trading may adversely affect a Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners and other persons who may have an interest in the Contract (E.G. Annuitants and Beneficiaries).

In order to protect our Contract Owners and the Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

      - the number of transfers made over a period of time;

      - the length of time between transfers;

      - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Funds;

      - the dollar amount(s) requested for transfers; and

      - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and

      - the investment objectives and/or size of the Funds.

We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Funds that may not have been captured by our Disruptive Trading Procedures.

If we determine you are engaged in disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Contract Owners (or others having an interest in the Contract). Our restrictions may take various forms, but under our current Disruptive Trading Procedures will include loss of

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
telephone, fax, overnight mail, or Internet transfers. This means that we would accept only written transfer requests with an original signature transmitted to us at our Service Center and only by standard United States mail. We may also restrict the transfer privileges of others acting on your behalf, including your agent or an asset allocation or investment advisory service. We may also limit the number of transfers you may make during a calendar year and we may limit the number of times you may transfer Contract Value into particular Subaccounts during a calendar year. Subject to the terms of the Contract, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Funds. We will reverse any transactions inadvertently processed in contravention of our restrictions within two days of the date the inadvertently processed transaction occurred.

Our Disruptive Trading Procedures may vary among the Subaccounts. Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If a Fund refuses a transfer request from us, we may not be able to effect certain allocations or transfers that a Contract Owner has requested. Some Funds may impose redemption fees on short-term trading (I.E., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

The Funds may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. You should be aware that we currently may not have the contractual obligation or the operational capacity to apply the Funds' excessive trading policies and procedures. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.

You should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Funds (and thus our Contract Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, our ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, we cannot provide assurances that our Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by us, historical practices or actions, litigation, or certain regulatory restrictions may limit our ability to apply transfer or other restrictions.



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If we are unable to detect Disruptive Trading or are unable to restrict
Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Fund shares. There may be increased brokerage and administrative costs within the Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among Subaccounts available to retirement plan participants.


6. WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD

You may make a partial withdrawal subject to the restrictions set forth below. You also may withdraw all of the Contract Value, less any applicable premium taxes, and surrender the Contract. You should carefully consider taking partial withdrawals or surrendering your Contract, as the following may apply:

      - Withdrawals and surrenders may be subject to federal and state income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

      - Partial withdrawals reduce your Contract Value and your death benefit. (See "DEATH BENEFIT")

      - Your ability to withdraw or surrender may be limited by the terms of a qualified plan such as Section 403(b) plans. (See "FEDERAL TAX MATTERS")

      - We may assess premium taxes on partial withdrawals and surrenders. (See "STATE PREMIUM TAXES")

Election to withdraw (including the withdrawal amount) shall be made in writing to us at our Service Center and should be accompanied by the Contract if surrender is requested. The Contract Value, less any applicable premium taxes, is determined on the basis of the Accumulation Unit values calculated after we receive the request. If we receive a withdrawal or surrender request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a withdrawal or surrender request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date.

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal, transfer, or surrender, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer, or plan sponsor, any plan administrator or recordkeeper, and other product providers.

The surrender rights of Owners who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted. A participant in the Texas Optional Retirement Program ("ORP") must obtain a certificate of termination from the participant's employer before a Contract can be redeemed. Participants in the Texas Optional Retirement System may transfer their Contract Value, less any applicable premium taxes, to another approved provider as permitted under the Texas Optional Retirement System. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures. Please note that the ORP does not restrict transfers within a Contract, and thus participants are permitted to make transfers of Contract Value among the Subaccounts.


7. DEATH BENEFIT

If an Owner dies before the Annuity Date, the death benefit will be equal to the Contract Value, less any applicable premium taxes, on the Valuation Date we receive Due Proof of Death. This means that the death benefit may be less than the amount of Purchase Payments made under the Contract.



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If you make a withdrawal under your Contract, this withdrawal will reduce the amount of your Contract Value on a dollar-for-dollar basis, and therefore the death benefit that would otherwise be payable will be reduced by the amount of the withdrawal.

Payment of the death benefit may be subject to federal and state income tax. (See "FEDERAL TAX MATTERS")

PAYMENT OF DEATH BENEFIT

If there is only one Owner under the Contract, we will pay the death benefit to the Beneficiary upon the death of such Owner before the Annuity Date. Upon the death of a joint Owner before the Annuity Date, we will pay the death benefit to the surviving joint Owner. We will pay the death benefit upon the first to die of any joint Owners.

We will pay the death benefit to the Beneficiary (or joint Owner, if applicable) after we receive Due Proof of Death. We will then have no further obligation under the Contract. The Valuation Date on which we receive all required paperwork is the date the Contract is tendered for redemption and the date for calculation of the benefits. If we receive Due Proof of Death at our Service Center before the close of business on the Valuation Date, we will calculate the death benefit based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a Due Proof of Death at our Service Center on or after the close of business on the Valuation Date, we will calculate the death benefit based on Accumulation Unit values determined at the end of the next Valuation Date.

When multiple Beneficiaries are involved, we will determine the death benefit proceeds separately for each Beneficiary when we receive a death benefit claim in good order from that Beneficiary, that is, receipt of a proper election as well as Due Proof of Death. Death benefit proceeds for each remaining Beneficiary will remain in the Separate Account until we have received a complete death benefit claim from the applicable Beneficiary. This means each Beneficiary may receive a different death benefit amount, even where all Beneficiaries have been designated so as to share equally in the proceeds.

The death benefit may be paid in a lump sum. The Beneficiary (or any surviving joint Owner) may defer this sum for up to five years from the date of death. Instead of a lump sum payment, the Beneficiary or the surviving joint Owner, as the case may be, may elect to have the death benefit distributed as stated in Annuity Option 1 for a period not to exceed the Beneficiary's (or the surviving joint Owner's) life expectancy; or Annuity Option 2 or 3 based upon the life expectancy of the Beneficiary provided with respect to Annuity Option 3 that such life expectancy exceeds the certain period of ten years. (See "THE ANNUITY PERIOD" for a description of the Annuity Options.) The Beneficiary (or the surviving joint Owner) must make this election within 60 days of the time we receive Due Proof of Death, and distribution under these Annuity Options must commence within one year of the date of death.

If the Beneficiary is not a natural person the entire death benefit must be distributed within five years of your death.

If your spouse is the only Primary Beneficiary when you die, your surviving spouse may elect to be the successor Owner of the Contract by completing the spousal continuation section of the claim form submitted with Due Proof of Death. The date of continuance of the Contract will be the Valuation Date we receive Due Proof of Death. Your surviving spouse will become the Annuitant if no Annuitant is living at the time of your death. Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs. However, the right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of"spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based

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
on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax advisor for more information on this subject.

If your surviving spouse elects to become the successor Owner of the Contract on your death, thereby waiving claim to the death benefit that is otherwise payable, we will not pay out a death benefit on your death. Any subsequent spouse of the surviving spouse will not be entitled to continue the Contract upon the death of your surviving spouse.

If any Owner dies on or after the Annuity Date, and before the entire interest in the Contract has been distributed, any remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death.

In all events, we will pay or apply the Contract's death benefit in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable.


8. TELEPHONE AND FACSIMILE TRANSACTIONS

We currently permit requests for transfers to be submitted by telephone by calling 1-800-457-8803. Before telephone transfer instructions will be honored, you must complete a telephone transfer authorization. We also currently permit requests for certain financial transaction to be submitted by facsimile at 1-785-228-4539. We reserve the right to discontinue telephone and/or facsimile requests at any time.

We will employ reasonable procedures to determine that these transactions are genuine. There are risks associated with telephone and facsimile transactions that do not occur if an original handwritten request is submitted. Anyone authorizing or making telephone or facsimile requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone or facsimile requests that we believe are genuine. We may record telephone requests.

Also, telephone and facsimile transactions may not always be available, and telephone and facsimile systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons (such as natural disasters, man-made disasters, or simply because of a high number of calls or facsimiles (which is likely to occur during periods of high market turbulence)). These outages or slowdowns may prevent or delay our receipt and/or processing of your request. If you are experiencing problems, you should make your request in writing to our Service Center.


9. TERMINATION OF CONTRACT

The Contract will terminate upon the earliest of:

      - upon payment of the death benefit proceeds in a lump sum;

      - upon the last annuity payment of death benefit proceeds or annuitization proceeds; or

      - the Valuation Date we receive at our Service Center your request to surrender your Contract.

Prior to the Annuity Date, we also may terminate your Contract and pay you the Contract Value in one sum if:

      - You have not made any Purchase Payments for two full years; and

      - Your Contract Value is less than $2,000 at the end of such two-year period; and

      - The sum of all of your Purchase Payments made under the Contract, less any withdrawals, is less than $2,000 at the end of such two-year period; and

      - We notified you in writing that your Contract is inactive and subject to termination, and six months following the date of this notice you have not made any Purchase Payments to increase either your Contract Value or the sum of all of your Purchase Payments (less any withdrawals) to $2,000.



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                        CONTRACT CHARGES AND EXPENSES

We deduct the following charges and expenses:

      - mortality and expense risk charge;

      - administration charge;

      - contract fee; and

      - premium tax.

There are no sales charges or sales loads associated with the Contract.

We may receive compensation from the investment advisers of the Funds for services related to the Funds. (See "THE FUNDS") Subject to certain expense limitations, investment management fees and other Fund expenses are indirectly borne by you.

The fees and charges we deduct under the Contract may result in a profit to us.


A. ASSET-BASED CHARGES

1. MORTALITY AND EXPENSE RISK CHARGE

During the Accumulation Period, we deduct a daily charge from your Contract Value equal to 0.60%, on an annual basis, of Contract Value. The mortality and expense risk charge reimburses us for mortality and expense risks. Our mortality risk arises from our obligation to continue making annuity payments to the Owner for the entire life of the Annuitant under Annuity Options involving life contingencies. We assume the risk that Annuitants will live beyond actuarial life expectancies. We also assume the risk that all administrative expenses including Contract maintenance costs, administrative costs, data processing costs, and costs of other services may exceed the mortality and expense risk charge.

We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.


2. ADMINISTRATION CHARGE

During the Accumulation Period, we deduct a daily charge from your Contract Value equal to 0.15%, on an annual basis, of Contract Value. The administration charge reimburses us for expenses incurred for administering the Contracts. These expenses include your inquiries, changes in allocations, reports to you, Contract maintenance costs, and data processing costs. The administration charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of the particular Contract.


B. CONTRACT FEE

During the Accumulation Period, we deduct a contract fee from your Contract Value on each Monthiversary that is equal to $30 on an annual basis. We will waive this fee if your Contract Value is $50,000 or more as of any Monthiversary we would otherwise deduct the fee. We deduct this fee pro-rata from the Subaccounts in which you invest in proportion to the Contract Value each Subaccount bears to the total Contract Value. We do not assess the contract fee upon surrender, annuitization, or death.

The contract fee reimburses us for expenses incurred in establishing and maintaining Contract records.


C. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES

Each Fund's net asset value reflects the deductions of investment management fees, Rule 12b-1 fees (if applicable), and certain general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. Further detail is provided in the prospectuses for the Funds' statements of additional information.



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

D. STATE PREMIUM TAXES

Certain state and local governments impose a premium tax currently ranging from 0% to 3.50% of Purchase Payments. If we pay state premium taxes, we will deduct the amount paid from:

      - Purchase Payments when we receive them; and/or

      - Partial withdrawals or full surrender; and/or

      - The death benefit; and/or

      - Contract Value applied to an Annuity Option at the time annuity payments start.

See "STATE PREMIUM TAX CHART" in the Statement of Additional Information.


E. REDUCTION OR ELIMINATION OF CERTAIN CHARGES

We may reduce or eliminate the mortality and expense risk charge, the administration charge, and/or the contract fee and/or vary the time periods in which such charges apply if we anticipate lower administrative expenses and/or sales expenses for certain Contracts. These reductions or eliminations may be for Contracts purchased by employees and registered representatives of any broker-dealer which has entered into a selling agreement with us to sell the Contract, our employees or those of our affiliates (including employees of Global Altantic), officers, directors, trustees, and employees of any of the Funds or the investment advisers or sub-advisers of any of the Funds, and the spouses of and immediate family members (E.G., children, siblings, parents, and grandparents) residing in the same household with such eligible persons.

These reductions or eliminations also may be for Contracts sold in connection with certain group or sponsored arrangements. Group arrangements include those in which a trustee, an employer or an association purchases Contracts covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis.

In determining whether a particular Contract or group or sponsored arrangement qualifies for a reduced or eliminated charge or fee, we will consider among other factors:

      - the size and type of group to which sales are to be made and administrative services provided, and the persistency expected from the group;

      - the total amount of Purchase Payments to be received and the method in which they will be remitted;

      - any prior or existing relationship with us;

      - the level of commission paid to selling broker-dealers;

      - the purpose for which the Contract is being purchased, and whether that purchase makes it likely that sales costs and administrative expenses will be reduced;

      - the frequency of projected surrenders or distributions; and

      - any other circumstances that reduce administrative and/or sales expenses.

We make any reductions or eliminations according to objective guidelines in effect when an application for a Contract is approved. We may change these guidelines from time to time. Any variation in the charges will reflect differences in costs or services and will be offered uniformly to all members of the group or sponsored arrangement, if applicable. In no event will a charge reduction or elimination be permitted if it is unfairly discriminatory to any person or prohibited by law.



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

                             THE ANNUITY PERIOD

Annuity Payments will be made to you, unless you direct otherwise. Contracts may be fully annuitized under one of several Annuity Options, which are available on a fixed basis. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. You may annuitize any time on or after your first Contract Anniversary. Annuity payments will begin on the Annuity Date under the Annuity Option you select. You may write to us during the Accumulation Period to request a change of the Annuity Date. Subject to state variation, the Annuity Date may not be later than the Valuation Date on or next following the later of: (1) ten years from the Date of Issue; or (2) the first day of the month following the month in which the Annuitant attains age 99. In the case of joint Annuitants, we will refer to the age of the older Annuitant. (See "FEDERAL TAX MATTERS, 1. TAX DEFERRAL DURING ACCUMULATION PERIOD, DELAYED ANNUITY DATES".) We do not permit partial annuitization.


A. ANNUITY PAYMENTS

On the Annuity Date, we will transfer your Contract Value on the Annuity Date, less any applicable premium taxes, to our General Account. To determine the first fixed annuity payment, we apply an annuity factor for the Annuity Option that you selected to this value. Each annuity payment will be equal to the first regardless of investment, mortality or expense experience, unless the Annuity Option selected specifies that there is to be a reduction in payments after the death of an Annuitant.

The amount of the first guaranteed annuity payment depends on:

      - the selected Annuity Option; and

      - the interest rate and mortality assumption (for Annuity Options 2, 3, 4, and 5) (see "BASIS OF ANNUITY OPTIONS"); and

      - for Annuity Options 2, 3, 4, and 5, the age and gender of the Annuitant; and

      - the Contract Value, less any applicable premium taxes, on the Annuity Date; and

      - the frequency of annuity payments.

The age of the Annuitant influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. Unless prohibited under state law and excluding certain employee plans, the sex of the Annuitant also influences the amount of periodic payments, where males are expected to have a shorter life span than females, also resulting in larger payments.

Annuity payments are subject to our financial strength and claims-paying ability.


B. ANNUITY OPTIONS

You may elect one of the Annuity Options. We must receive an election of an Annuity Option in writing at our Service Center at least 15 calendar days before the Annuity Date. If no Annuity Option is elected, monthly annuity payments will be made in accordance with Option 3 below if there is one Annuitant on the Annuity Date or under Option 5 if there are joint Annuitants on the Annuity Date. You may change an Annuity Option before the Annuity Date. You cannot change an Annuity Option after the first annuity payment is made. We reserve the right to add additional Annuity Options in the future.

We will cancel any election of an Annuity Option if, before the Annuity Date, there is: 1) a subsequent change of Beneficiary, or 2) an assignment of the Contract unless the assignment provides otherwise.

The Annuity Option selected must result in an initial payment that is at least equal to our minimum payment, according to our rules, at the time the Annuity Option is chosen. If the selected Annuity Option

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
does not produce an initial payment which meets this minimum, we reserve the right to decrease the payment frequency to quarterly, semi-annually, or annually to meet this minimum, or to make a single lump sum payment.

If you die before the Annuity Date, the Annuity Options available to the Beneficiary are limited. The Annuity Options available are:

      - Option 2 over the lifetime of the Beneficiary; or

      - Option 1 or 3 with a specified period or certain period no longer than the life expectancy of the Beneficiary. The life expectancy of the Beneficiary must be at least ten years as of the date that he or she elects Option 1 or Option 3.

The death benefit distribution must begin no later than one year from your death, unless a later date is permitted by federal regulation.

If the Beneficiary is not an individual, the entire interest must be distributed within five years of your death.

OPTION 1--INCOME FOR SPECIFIED PERIOD

Option 1 provides an annuity payable monthly for ten years. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

OPTION 2--LIFE INCOME

Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible for you to receive only one payment if the Annuitant dies prior to the date the second payment was due.

OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED

Option 3 provides an annuity payable monthly for a certain period of ten years and thereafter during the Annuitant's lifetime. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

OPTION 4--JOINT AND SURVIVOR ANNUITY

Option 4 provides an annuity payable monthly while both Annuitants are living. Upon either Annuitant's death, the monthly income payable continues over the life of the surviving Annuitant at 100% of the original payment. At the time the Annuity Option is chosen, we may offer other percentages of the original payment that continue over the life of the surviving Annuitant. Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received. Thus, it is possible for you to receive only one payment if both Annuitants die prior to the date the second payment was due.

OPTION 5--JOINT AND SURVIVOR ANNUITY WITH INSTALLMENTS GUARANTEED

Option 5 provides an annuity payable monthly for a certain period of ten years and thereafter while either Annuitant is alive. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

When you are choosing an Annuity Option, you should consider that:

      - for younger Annuitants, selecting Option 2--Life Income, might result in smaller monthly payments than selecting Option 1--Income for Specified Period; for older Annuitants, selecting Option 2--Life Income, might result in larger monthly payments than selecting Option 1--Income for Specified Period.



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
     - selecting Option 2 means payments terminate automatically and immediately upon the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible that only one payment will be received if death occurred prior to the date the second payment was due.

     - selecting Option 3--Life Income with Installments Guaranteed, will result in smaller monthly payments than selecting Option 2--Life Income; however, the Owner or Beneficiary may receive more payments under Option 3 if the Annuitant dies before the end of the certain period

     - selecting Option 4--Joint and Survivor Annuity, will result in smaller monthly payments than selecting Option 2--Life Income.

     - selecting Option 4 means payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received. Thus, it is possible that only one payment will be received if both Annuitants die prior to the date the second payment was due.

In lieu of monthly payments, you may request quarterly, semi-annual, or annual payments, with our prior approval.


C. BASIS OF ANNUITY OPTIONS

Your Contract will contain tables for each Annuity Option that show the guaranteed monthly payment for each $1,000 applied to an Annuity Option. The guaranteed monthly payments are based on an interest rate of 1.50% per year and, where mortality is involved, the "Annuity 2000 Table" developed by the Society of Actuaries projected using 200% of Scale G to the year 2030. We may offer annuity rates that are more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.


D. DEATH PROCEEDS DURING THE ANNUITY PERIOD

If the Annuitant (or surviving joint Annuitant) dies during the Annuity Period, we will automatically continue any unpaid installments for the remainder of the certain period under Annuity Options 1, 3 or 5.

If an Owner, who is not also an Annuitant, dies after the Annuity Date, the following provisions apply:

     - If the Owner was the sole Owner, the remaining annuity payments will be payable to the Beneficiary in accordance with the provisions described above. The Beneficiary will become the Owner of the Contract.

     - If the Contract has joint Owners, the annuity payments will be payable to the surviving joint Owner in accordance with the provisions described above. Upon the death of the surviving joint Owner, the Beneficiary becomes the Owner.


E. PROTECTION OF BENEFITS

Unless otherwise provided in the supplementary agreement, the Owner may not commute, anticipate, assign, alienate or otherwise hinder the receipt of any annuity payment. Further, the proceeds of the Contract and any payment under an Annuity Option will be exempt from the claim of creditors and from legal process to the extent permitted by law.


F. AGE, GENDER AND SURVIVAL

We may require satisfactory evidence of the age, gender and the continued survival of any Annuitant.

If the Annuitant's age or gender has been misstated, the amount payable under the Contract will be recalculated based on the correct age or gender. Subject to state variation, interest of 3% will be charged to any overpayment or credited to any underpayment against future payments we may make under the Contract.



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
In 1983, the United States Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. Unless prohibited under state law and excluding employee plans affected by NORRIS, the Contracts offered by this Prospectus are based upon actuarial tables that distinguish between men and women, and thus the Contract provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related benefits program before purchasing the Contract. Where required by state law, or upon request of an employer or employee organization in connection with an employee plan, we may issue a Contract with annuity benefits based on female mortality rates, regardless of the sex of the Annuitant.


                         PAYMENTS TO CONTRACT OWNERS

Generally, we will make any death benefit, withdrawal, surrender, or annuity payment to you or effect any transfer within seven days after the Valuation Date we receive your proper request at our Service Center. However, we may suspend or postpone payments of any amount where permitted under applicable federal or state laws, rules, or regulations.

We may suspend or defer payments or transfers involving any Subaccount:

     -  during any period when the New York Stock Exchange is closed;

     -  when trading is restricted or the SEC determines an emergency exists;
        or

     -  as the SEC by order may permit.

We also may defer any annuity payment from our General Account for the period permitted by law.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block your ability to make certain transactions and thereby refuse to accept any Purchase Payment or requests for transfers, withdrawals, surrenders, annuitization, or the death benefit, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

If you have submitted a recent check or draft that has not cleared through the banking system, we have the right to defer payment of a transfer, death benefit, withdrawal, surrender, or annuity payment until such check or draft has been honored.






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                             FEDERAL TAX MATTERS


A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


B. OUR TAX STATUS

We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.


C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

      - the Contract must be owned by an individual;

      - Separate Account investments must be "adequately diversified";

      - we, rather than you, must be considered the Owner of Separate Account assets for federal tax purposes; and

      - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER.    As a general rule, deferred annuity contracts held by
"non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural Owner. There are exceptions to this general rule for non-natural Owners. Contracts are generally treated as held by a natural person if the nominal Owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal Owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

      - certain Contracts acquired by a decedent's estate due to the death of the decedent;

      - certain Qualified Contracts;

      - certain Contracts used with structured settlement agreements; and

      - certain Contracts purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.



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DIVERSIFICATION REQUIREMENTS.    For a Contract to be treated as an annuity for
federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between the contract value and the Purchase Payments.

Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

OWNERSHIP TREATMENT.    In some circumstances, owners of variable contracts who
retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should generally not be treated as the owner of any assets in the Separate Account, see, however, the discussion below on Publicly Available Funds. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Separate Account assets.

PUBLICLY-AVAILABLE FUNDS.    Several of the Funds offered through the Separate
Account are also available to the general public The IRS has ruled that investing in mutual funds shares that are "publicly-available," I.E., shares of mutual finds that can be purchased directly without purchasing a variable annuity or life insurance contract, is incompatible with the investment control restrictions described in the previous paragraph. The IRS has ruled that most types of qualified contracts are not subject to the restrictions against investing in publicly-available mutual funds. We therefore believe that Qualified Contracts (other than those issued in connection with non-government 457 plans) may invest in publicly-available funds and remain exempt from current taxation until amounts are distributed or deemed to be distributed from the Contract. However, if a Non-Qualified Contract invests in Publicly-Available Funds, it will not be treated as an annuity contract for federal income tax purposes. For this purpose, a Contract purchased in connection with a non-government sponsored 457 plan is treated as a Non-Qualified Contract.

Accordingly, the Publicly-Available Funds under the Separate Account are intended only for Qualified Contracts. While we have established controls to avoid having a Non-qualified Contract invest in the Publicly- Available Funds, the Owner of a Non-Qualified Contract is responsible for ensuring that such an investment does not occur.

REQUIRED DISTRIBUTIONS.    In order to be treated as an annuity contract for
federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the Annuity Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.



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Other rules may apply to Qualified Contracts.

FEDERAL DEFENSE OF MARRIAGE ACT.    The right of a spouse to continue the
Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax advisor for more information on this subject.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT.    A transfer or assignment
of ownership of a Contract, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax advisor as to the tax consequences.

DELAYED ANNUITY DATES.    If the Annuity Date occurs (or is scheduled to occur)
when the Annuitant has reached an advanced age, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the Owner of Separate Account assets.


2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. All amounts includible in income with respect to the Contract are taxed as ordinary income.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Other rules may apply to Qualified Contracts.


3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the payment minus the exclusion amount. The exclusion amount for annuity payments is the payment times the ratio of the investment in the contract allocated to the Annuity Option and adjusted for any period certain or refund feature, to the expected value of the annuity payments.

Once the total amount of the investment in the contract has been recovered, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.



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4. TAXATION OF DEATH BENEFIT

Amounts may be distributed upon your or the Annuitant's death. A death benefit is includible in income and:

      - if distributed in a lump sum is taxed like a full withdrawal; or

      - if distributed under an Annuity Option is taxed like annuity payments.


5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

      - received on or after you reach age 59 1/2;

      - received due to your disability;

      - made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death;

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated Beneficiary (within the meaning of the tax law);

      - made under a Contract purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually;

      - made with annuities used with certain structured settlement agreements.

Other exceptions may apply.


6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more Non-Qualified deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.


7. EXCHANGE OF ANNUITY CONTRACTS

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (E.G., as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "Aggregation of Contracts") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.


8. PARTIAL ANNUITIZATION

Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments

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
may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.


D. QUALIFIED PLANS

Currently, the Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code. Contracts offered for use in connection with retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans") are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. PERSONS INTENDING TO USE THE CONTRACT IN CONNECTION WITH QUALIFIED PLANS SHOULD CONSULT A TAX ADVISER.

Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If the Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. The required beginning date for 401, 403 and 457 plans is the April 1 of the calendar year following the later of the year in which the Owner attains age 70 1/2 or retires. There are no required minimum distributions during the Owner's lifetime under Roth IRAs. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply, for example, to a payment:

      - received after you reach age 59 1/2;

      - received after your death or because of your disability; or

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases, higher education expenses or qualified military reservist distributions. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may also be available.



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Qualified Contracts are amended to conform to tax qualification requirements.
However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.


1. QUALIFIED PLAN TYPES

INDIVIDUAL RETIREMENT ANNUITIES.    The Code permits eligible individuals to
contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS).    The Code allows employers to
establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAS.    The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

ROTH IRAS.    The Code permits contributions to an IRA known as a "Roth IRA."
Roth IRAs differ from other IRAs in certain respects, including:

      - Roth IRA contributions are never deductible;

      - "qualified distributions" from a Roth IRA are excludable from income;

      - mandatory distribution rules do not apply before death;

      - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code;

      - special eligibility requirements apply; and

      - contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion.

Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING
PLANS.    The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. Employers intending to use the Contract in connection with such plans should seek competent advice.



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TAX-SHELTERED ANNUITIES.    Code Section 403(b) permits public school employees
and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the Contracts.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      - earnings on those contributions; and

      - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers, or surrenders you request from a 403(b) Contract comply with applicable tax requirements and decline requests that are not.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT
ORGANIZATIONS.    The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.


2. DIRECT ROLLOVERS

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

      - minimum distributions required under Section 401(a)(9) of the Code;

      - certain distributions for life, life expectancy, or for ten years or more which are part of a "series of substantially equal periodic payments;" and

      - hardship distributions.

Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect

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
to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you (or your beneficiary) elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.


F. OTHER TAX ISSUES

1. FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2014, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


2. MEDICARE TAX.

Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (E.G. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.


3. ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.


4. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will

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
generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.


5. FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.


6. POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.






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                          DISTRIBUTION OF CONTRACTS

The Contracts are distributed through the principal underwriter for the Separate Account:

                   EPOCH SECURITIES, INC. ("DISTRIBUTOR")
            132 TURNPIKE ROAD, SUITE 210, SOUTHBOROUGH, MA 01772

The Distributor is a wholly-owned subsidiary of Global Atlantic (Fin) Company. We reimburse the Distributor for sales of the Contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including: advertising expenses and other expenses of distributing the Contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

SELLING FIRMS.    We and Distributor have entered into selling agreements with selling firms for the sale of the Contracts. All selling firms receive commissions and some form of non-cash compensation. Selected selling firms may receive additional compensation, including marketing allowances, persistency payments, preferred status fees and industry conference fees. These commissions and other incentives or payments, if any, are not charged directly to Contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from our General Account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

COMPENSATION PAID TO ALL SELLING FIRMS.    We and Distributor pay compensation
to all selling firms in the form of commissions and certain types of non-cash compensation. The maximum commission payable for Contract sales by selling firms is trail commissions up to 0.50% of Contract Value on an annual basis for so long as the Contract remains in effect or as agreed in the selling agreement. Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS.    We and Distributor may
pay additional compensation to selected selling firms, including marketing allowances, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative sales of our variable insurance contracts (including the Contracts). Persistency payments are periodic payments based on contract values of our variable insurance contracts (including Contract Values of the Contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the Contracts in selling firms' marketing programs, which may include marketing services and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.



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                                VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered or made available to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. It is important that each Owner provide voting instructions to us because we vote all Fund shares proportionately in accordance with instructions received from Owners. This means that we will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before the Annuity Date, surrender, or the death of an Owner.


                  REPORTS TO CONTRACT OWNERS AND INQUIRIES

Each calendar quarter we send you a statement showing amounts credited to each Subaccount. In addition, if you transfer amounts among the Subaccounts or make additional Purchase Payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds that underlie the Subaccounts in which you invest and a list of the securities held by that Fund. Read all reports carefully. If you find any errors, please contact us promptly to correct them.

You will have access to Contract information through the Interactive Voice Response System (IVR) at 1-800-457-8803. You will also be able to access your account information from our website at https://cwannuity.se2.com.

You may direct inquiries to the selling agent or may call or write to us at our Service Center.


                            DOLLAR COST AVERAGING

Under our Dollar Cost Averaging ("DCA") program, a predesignated portion of any Subaccount is automatically transferred on a monthly, quarterly, semi-annual or annual basis for a specified duration to other Subaccounts. If you elect this program, you cannot elect Automatic Asset Rebalancing. There is no charge associated with our DCA program.

The theory of a DCA program is that by investing at regular and level increments over time, you will be able to purchase more Accumulation Units when the Accumulation Unit value is relatively low and less Accumulation units when the Accumulation Unit value is relatively high. DCA generally helps reduce the risk of purchasing Accumulation Units when market prices are high and selling when market prices are low. However, participation in the DCA program does not assure you of greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Subaccount that does not maintain a stable net asset value are less likely to produce the desired effect of the DCA program and may have the effect of reducing the average price of the Subaccount shares being redeemed. If you choose to participate in this program you should have the financial ability to continue making transfers through periods of fluctuating markets.

The Owner may select any day of the month except for the 29th, 30th or 31st for the DCA transfers to occur. The Dollar Cost Averaging program is available only during the Accumulation Period. You may enroll any time by completing our Dollar Cost Averaging form. We must receive the enrollment form at least five business days before the transfer date.



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
At the time Dollar Cost Averaging is elected, the total Contract Value in the Subaccount from which transfers will be made must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

      - the number of designated monthly transfers has been completed;

      - Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount is transferred;

      - we receive your written termination at our Service Center at least five business days before the next transfer date; or

      - the Contract is surrendered or annuitized.


                         AUTOMATIC ASSET REBALANCING

We currently offer Automatic Asset Rebalancing on a monthly, quarterly, semi-annual, or annual basis. If you elect this program, you cannot elect Dollar Cost Averaging. There is currently no charge for this service.

Under Automatic Asset Rebalancing, we will allocate your Purchase Payments and rebalance your Contract Value monthly, quarterly, semi-annually, or annually to maintain the particular percentage allocation among the Subaccounts that you select based on your investment goals and risk tolerance. Rebalancing of your Contract Value will occur on the initial rebalancing date you select and then each rebalancing date thereafter. The initial date you select cannot be earlier than 30 days from the Date of Issue. If based on your selected date, rebalancing would occur on a date that is not a Valuation Date, the rebalancing will occur on the Valuation Date following your selected date. You may change the frequency of Automatic Asset Rebalancing at any time.

We perform this periodic rebalancing to take account of:

      - increases and decreases in Contract Value in each Subaccount due to Subaccount performance; and

      - increases and decreases in Contract Value in each Subaccount due to withdrawals, transfers, and Purchase Payments.

You may elect Automatic Asset Rebalancing at any time on or after the Date of Issue by submitting a written request to our Service Center. If you elect Automatic Asset Rebalancing, you must include all Contract Value in the program. We allocate all Purchase Payments paid under an automatic investment feature and, unless you instruct us otherwise, all other Purchase Payments in accordance with the particular percentage allocation among the Subaccounts that you have selected. The percentages that you select under Automatic Asset Rebalancing will override any prior percentage allocations that you have chosen and we will allocate all future Purchase Payments. You may change your allocations at any time. Once elected, you may instruct us, in a form satisfactory to us, at any time to terminate the program. We reserve the right to make changes to this program at any time.


                         SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan ("SWP") allowing you to preauthorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts from any of the Subaccounts on a monthly, quarterly, semi-annual or annual basis. WITHDRAWALS TAKEN UNDER THE SWP MAY BE SUBJECT TO PREMIUM TAXES, THE 10% TAX PENALTY ON EARLY WITHDRAWALS, AND INCOME TAXES AND WITHHOLDING. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give thirty days' notice if we amend the SWP. The SWP may be terminated at any time by you or us. The SWP automatically terminates if a withdrawal would reduce the Contract Value below $2,000. There is no charge associated with the SWP.



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                         GENERAL CONTRACT PROVISIONS


A. CONTRACT MODIFICATION

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. Only our President, Vice President, Secretary, or Assistant Secretaries may change the Contract. No one else has authority to modify or waive any provision of the Contract. Any change must be in writing. At any time, we may make such changes to the Contract, without your consent, as required to make it conform with any law, regulation, or ruling issued by a government agency. We will notify you of such changes and when required will obtain approval from the appropriate regulatory authority and you.


B. ENTIRE CONTRACT

The Contract, any written application attached to the Contract, and any endorsements and riders constitute the entire contract between the parties. All statements made in any attached application are deemed representations and not warranties. No statement will void the Contract or be used as a defense of a claim unless it is contained in an attached application.


C. INCONTESTABILITY

We cannot contest the Contract.


D. NON-PARTICIPATING

The Contract does not pay dividends. It will not share in our surplus or earnings.


                              LEGAL PROCEEDINGS

There are no legal proceedings to which we, the Separate Account or the Distributor is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      - the Separate Account; or

      - the ability of the Distributor to perform its contract with the Separate Account; or

      - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.


                            FINANCIAL STATEMENTS

Financial Statements for Commonwealth Annuity and for the Separate Account are included in the Statement of Additional Information.



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
                                 APPENDIX A

     COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities
(IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRA). Further information can be obtained from Commonwealth Annuity and Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS).

This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

Please note that the information contained herein is based on current federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA or Roth IRA, whichever is applicable.


A. REVOCATION

Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money by submitting your request in writing to us at our Service Center. Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.


B. STATUTORY REQUIREMENTS

The Contract is intended to meet the requirements of Section 408(b) of the Code, Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the Owner must be nonforfeitable.

2.    The Contract must be nontransferable by the Owner.

3.    The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date) (see "Required Distributions"). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2, and the incidental death benefit requirements of Section 401(a) of the Code, do not apply to Roth IRAs.

If you die on or after the date required minimum distributions under Section 401(a)(9) of the Code commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you

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die before required minimum distributions commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your Beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated Beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated Beneficiary may receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated Beneficiary is your spouse, the Contract may be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

6. The Contract must be for the exclusive benefit of you and your Beneficiaries.


C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under
      Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as "qualified employee benefit plans"). Tax-free rollovers can be made from a SIMPLE IRA to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for the Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for the Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.


D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAS

1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older. The maximum annual contribution

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     limit for IRA contributions is equal to $5,500 for 2014. After 2014, the limit may be indexed annually in $500 increments as determined by the Secretary of Treasury to reflect cost of living increases. An individual who has attained age 50 may make additional "catch-up" IRA contributions. The maximum annual contribution limit for the individual is increased by $1,000 except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $13,000 ($5,500 annual contribution for each individual, plus $1,000 for each individual who has attained age 50).

3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

     a.   The maximum annual contribution, or

     b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows for 2014:

     JOINT RETURNS: $96,000

     SINGLE TAXPAYERS: $60,000

The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer sponsored plan, but your spouse is, in 2013 the amount of the deductible IRA contribution is phased out for adjusted gross income between $181,000 and $191,000. These amounts may be indexed for cost of living increases in future years.

To designate a contribution as nondeductible, you must file IRS Form 8606, NONDEDUCTIBLE IRAS. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a

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      deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.


E. SEP IRAS

1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). In 2014, the maximum deductible employer contribution for a SEP IRA is the lesser of $52,000 (may be indexed for cost-of-living increases in future years) or 25% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

3. If a SEP IRA allows non-SEP contributions, an employee can make tax deductible contributions up to the maximum IRA limit (generally $5,500 or $6,500, depending upon age).


F. SIMPLE IRAS

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $12,000 for 2014 or $14,500 if you are over age 50. After 2014, the limits may be indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a non-elective contribution equal to 2 percent of your compensation for the year (up to $260,000 of compensation in 2014, as may be adjusted for inflation in future years). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (I.E., matching contributions and non-elective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (E.G., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.


G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.


H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

You must start receiving minimum distributions required under the Contract and
Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of

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that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (I.E., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated Beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated Beneficiary, determined as set forth in applicable federal income tax regulations.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.


I. ROTH IRAS

1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. Roth IRAs are treated the same as other IRAs, except as described here.

2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the Owner is alive. However, after the death of a Roth IRA Owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA Owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.


J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAS

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older (as discussed in section D, above).



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"Adjusted gross income" is determined under the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In 2014, if you are not covered by a retirement plan at work and you are married filing jointly, your contribution limits begin to phase out at $181,000 of modified adjusted gross income and no contributions are allowed above $191,000. If you are married filing separately and lived with your partner at least some of the year, your contribution limits begin to phase out at $0 and no contributions are allowed above $10,000. For other filers, contribution limits begin to phase out at $114,000 and no contributions are permitted above $129,000. These amounts may be indexed for cost of living increases in future years.

A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.


K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAS

1. ROLLOVERS AND TRANSFERS--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. TAXATION OF ROLLOVERS AND TRANSFERS TO ROTH IRAS--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code
Section 72(t) (relating to the 10 percent penalty tax on premature distributions) will not apply.

3. TRANSFERS OF EXCESS IRA CONTRIBUTIONS TO ROTH IRAS--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. TAXATION OF CONVERSIONS OF IRAS TO ROTH IRAS--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NON-QUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. SEPARATE ROTH IRAS--Due to the complexity of the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.


L. INCOME TAX CONSEQUENCES OF ROTH IRAS

1. QUALIFIED DISTRIBUTIONS--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (I.E., a qualified first-time homebuyer distribution under the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. NONQUALIFIED DISTRIBUTIONS--A distribution from a Roth IRA which is not a qualified distribution is taxed under Code Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.


M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it. If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.


N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply generally:

     1.   To amounts that are rolled over or transferred tax free;

     2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

     3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your Beneficiary;

     4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums; or

     5. To a distribution mode during a specified time period to a reservist who is called or ordered to active duty for a period in excess of 170 days or for an indefinite period.


O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.


P. BORROWING

If you borrow money against annuity contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: The Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)


Q. REPORTING

We will provide you with any reports required by the Internal Revenue
Service.


R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

1. We deduct a daily charge from your Contract Value currently equal to 0.75%, on an annual basis, of Contract Value.

2. During the Accumulation Period, we deduct a monthly contract fee from your Contract Value equal to $30, on an annual basis, if the Accumulated Value is less than $50,000.

3. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading "B.--The Accumulation Period--2. Accumulation Unit Value."

4. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

                                 APPENDIX B

                       CONDENSED FINANCIAL INFORMATION
               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

THE FOLLOWING TABLE LIST THE CONDENSED FINANCIAL INFORMATION OF ACCUMULATION UNIT VALUES FOR ACCUMULATION UNITS OUTSTANDING UNDER THE CONTRACTS AS OF DECEMBER 31, 2013.

                                                                                               YEAR ENDED DECEMBER 31ST
                                                                                   -------------------------------------------------
SUB-ACCOUNT                                                                         2013       2012      2011      2010       2009
---------------------------------------------------------------------------------  -------   --------  --------   -------   --------

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period............................................................    1.287      1.179     1.210     1.124    1.000
  End of Period..................................................................    1.382      1.287     1.179     1.210    1.124
Number of Units Outstanding at End of Period (in thousands)......................   29.094     22.674    15.964     8.851    1.889
GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period............................................................    1.424      1.226     1.336     1.195    1.000
  End of Period..................................................................    1.746      1.424     1.226     1.336    1.195
Number of Units Outstanding at End of Period (in thousands)......................      N/A        N/A       N/A       N/A      N/A
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period............................................................    1.352      1.211     1.264     1.157    1.000
  End of Period..................................................................    1.517      1.352     1.211     1.264    1.157
Number of Units Outstanding at End of Period (in thousands)......................      N/A        N/A       N/A       N/A      N/A
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period............................................................    1.384      1.217     1.306     1.181    1.000
  End of Period..................................................................    1.625      1.384     1.217     1.306    1.181
Number of Units Outstanding at End of Period (in thousands)......................      N/A        N/A       N/A       N/A      N/A
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period............................................................    1.283      0.907     1.135     1.000      N/A
  End of Period..................................................................    1.347      1.283     0.907     1.135      N/A
Number of Units Outstanding at End of Period (in thousands)......................    4.122      1.186       N/A       N/A      N/A
GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period............................................................    1.366      1.185     1.088     1.000      N/A
  End of Period..................................................................    1.385      1.366     1.185     1.088      N/A
Number of Units Outstanding at End of Period (in thousands)......................      N/A        N/A       N/A       N/A      N/A



                                                                                                 YEAR ENDED DECEMBER 31ST
                                                                                     -----------------------------------------------
SUB-ACCOUNT                                                                            2013      2012      2011      2010      2009
-----------------------------------------------------------------------------------  --------  --------  -------   -------   -------

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND (CLASS A)
(NAME CHANGED FROM THE GOLDMAN SACHS TOLLKEEPER FUND CLASS A ON JULY 31, 2010)
Unit Value:
  Beginning of Period..............................................................    1.194     0.998     1.161     1.000      N/A
  End of Period....................................................................    1.524     1.194     0.998     1.161      N/A
Number of Units Outstanding at End of Period (in thousands)........................    0.483     0.308     0.100     0.255      N/A
GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..............................................................    1.277     1.205     1.135     1.067    1.000
  End of Period....................................................................    1.250     1.277     1.205     1.135    1.067
Number of Units Outstanding at End of Period (in thousands)........................    3.383     3.385     3.389       N/A      N/A
GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..............................................................    1.573     1.372     1.358     1.190    1.000
  End of Period....................................................................    2.056     1.573     1.372     1.358    1.190
Number of Units Outstanding at End of Period (in thousands)........................    0.319     0.933     0.302       N/A      N/A
GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND (SERVICE SHARES)
(INVESTMENT OPTION ADDED ON MAY 22, 2012)
Unit Value:
  Beginning of Period..............................................................    1.052       N/A       N/A       N/A      N/A
  End of Period....................................................................    1.185     1.052       N/A       N/A      N/A
Number of Units Outstanding at End of Period (in thousands)........................      N/A       N/A       N/A       N/A      N/A
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..............................................................    1.249     1.053     1.105     1.000      N/A
  End of Period....................................................................    1.638     1.249     1.053     1.105      N/A
Number of Units Outstanding at End of Period (in thousands)........................    2.989     2.989     2.990       N/A      N/A
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT GOVERNMENT INCOME (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period..............................................................    1.159     1.136     1.077     1.032    1.000
  End of Period....................................................................    1.154     1.159     1.136     1.077    1.032
Number of Units Outstanding at End of Period (in thousands)........................    2.205     1.713     0.221       N/A      N/A
GOLDMAN SACHS VIT LARGE CAP VALUE FUND (SERVICE SHARES)
(NAME CHANGED FROM TO THE GOLDMAN SACHS VIT GROWTH AND INCOME FUND (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period..............................................................    1.414     1.199     1.303     1.184    1.000
  End of Period....................................................................    1.865     1.414     1.199     1.303    1.184
Number of Units Outstanding at End of Period (in thousands)........................      N/A       N/A       N/A       N/A      N/A



                                                                                               YEAR ENDED DECEMBER 31ST
                                                                                   -------------------------------------------------
SUB-ACCOUNT                                                                          2013      2012      2011       2010      2009
---------------------------------------------------------------------------------  --------  --------  --------   -------   --------

GOLDMAN SACHS VIT MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period............................................................     1.669     1.423     1.535     1.240    1.000
  End of Period..................................................................     2.196     1.669     1.423     1.535    1.240
Number of Units Outstanding at End of Period (in thousands)......................       N/A       N/A       N/A       N/A      N/A
GOLDMAN SACHS VIT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period............................................................     0.975     0.982     0.989     0.997    1.000
  End of Period..................................................................     0.967     0.975     0.982     0.989    0.997
Number of Units Outstanding at End of Period (in thousands)......................     3.022     6.425    12.549     0.051      N/A
GOLDMAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND (SERVICE SHARES)
   ON APRIL 30, 2014)
Unit Value:
  Beginning of Period............................................................     1.758     1.574     1.580     1.226    1.000
  End of Period..................................................................     2.362     1.758     1.574     1.580    1.226
Number of Units Outstanding at End of Period (in thousands)......................       N/A       N/A       N/A     0.293      N/A
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT CAPITAL GROWTH FUND (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period............................................................     1.491     1.256     1.303     1.188    1.000
  End of Period..................................................................     1.954     1.491     1.256     1.303    1.188
Number of Units Outstanding at End of Period (in thousands)......................       N/A     3.825     3.129     1.372      N/A
GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period............................................................     1.299     1.083     1.286     1.177    1.000
  End of Period..................................................................     1.596     1.299     1.083     1.286    1.177
Number of Units Outstanding at End of Period (in thousands)......................     4.021     6.059     5.648     0.704      N/A
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (SERVICE SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period............................................................     1.215     1.073     1.040     1.000      N/A
  End of Period..................................................................     1.655     1.215     1.073     1.040      N/A
Number of Units Outstanding at End of Period (in thousands)......................       N/A       N/A       N/A       N/A      N/A
ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period............................................................     1.143     1.088     1.031     1.000      N/A
  End of Period..................................................................     1.108     1.143     1.088     1.031      N/A
Number of Units Outstanding at End of Period (in thousands)......................     3.348     2.062     0.959       N/A      N/A



                                                                                               YEAR ENDED DECEMBER 31ST
                                                                                 ---------------------------------------------------
SUB-ACCOUNT                                                                        2013       2012       2011      2010       2009
-------------------------------------------------------------------------------  --------   --------   --------  --------   --------

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period..........................................................     0.952      0.840      1.051     1.000       N/A
  End of Period................................................................     1.160      0.952      0.840     1.051       N/A
Number of Units Outstanding at End of Period (in thousands)....................       N/A        N/A        N/A       N/A       N/A
ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
(CLOSED TO NEW PAYMENT ALLOCATIONS OR TRANSFERS ON JANUARY 31, 2013)
Unit Value:
  Beginning of Period..........................................................     1.396      1.226      1.185     1.000       N/A
  End of Period................................................................     2.014      1.396      1.226     1.185       N/A
Number of Units Outstanding at End of Period (in thousands)....................       N/A        N/A        N/A       N/A       N/A
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period..........................................................     1.130      0.962      1.060     1.000       N/A
  End of Period................................................................     1.543      1.130      0.962     1.060       N/A
Number of Units Outstanding at End of Period (in thousands)....................     2.058      0.796        N/A       N/A       N/A
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................................     1.204      1.044      1.082     1.000       N/A
  End of Period................................................................     1.564      1.204      1.044     1.082       N/A
Number of Units Outstanding at End of Period (in thousands)....................       N/A        N/A        N/A       N/A       N/A
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................................     1.264      1.074      1.100     1.000       N/A
  End of Period................................................................     1.731      1.264      1.074     1.100       N/A
Number of Units Outstanding at End of Period (in thousands)....................     0.058        N/A        N/A       N/A       N/A
FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................................     1.218      1.048      1.050     1.000       N/A
  End of Period................................................................     1.545      1.218      1.048     1.050       N/A
Number of Units Outstanding at End of Period (in thousands)....................     3.965      3.965      3.967       N/A       N/A
FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................................     1.133      1.044      1.053     1.000       N/A
  End of Period................................................................     1.231      1.133      1.044     1.053       N/A
Number of Units Outstanding at End of Period (in thousands)....................       N/A        N/A        N/A       N/A       N/A
FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................................     1.164      1.051      1.064     1.000       N/A
  End of Period................................................................     1.308      1.164      1.051     1.064       N/A
Number of Units Outstanding at End of Period (in thousands)....................       N/A        N/A        N/A       N/A       N/A


                                                                                                YEAR ENDED DECEMBER 31ST
                                                                                   -------------------------------------------------
SUB-ACCOUNT                                                                          2013      2012       2011      2010      2009
---------------------------------------------------------------------------------  -------   --------   -------   --------   -------

FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............................................................    1.166      1.050     1.063      1.000      N/A
  End of Period..................................................................    1.321      1.166     1.050      1.063      N/A
Number of Units Outstanding at End of Period (in thousands)......................    1.272      1.296     1.323      0.738      N/A
FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............................................................    1.179      1.050     1.072      1.000      N/A
  End of Period..................................................................    1.353      1.179     1.050      1.072      N/A
Number of Units Outstanding at End of Period (in thousands)......................  215.958    213.153   210.351      0.453      N/A
FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............................................................    1.191      1.045     1.078      1.000      N/A
  End of Period..................................................................    1.415      1.191     1.045      1.078      N/A
Number of Units Outstanding at End of Period (in thousands)......................    5.823      5.846     5.872      3.034      N/A
FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............................................................    1.191      1.042     1.080      1.000      N/A
  End of Period..................................................................    1.435      1.191     1.042      1.080      N/A
Number of Units Outstanding at End of Period (in thousands)......................    1.338      1.361     1.387      6.349      N/A
FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............................................................    1.194      1.031     1.085      1.000      N/A
  End of Period..................................................................    1.475      1.194     1.031      1.085      N/A
Number of Units Outstanding at End of Period (in thousands)......................    4.059      4.104     4.157      2.127      N/A
FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............................................................    1.194      1.031     1.086      1.000      N/A
  End of Period..................................................................    1.481      1.194     1.031      1.086      N/A
Number of Units Outstanding at End of Period (in thousands)......................      N/A        N/A       N/A        N/A      N/A
FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............................................................    1.195      1.029     1.087      1.000      N/A
  End of Period..................................................................    1.491      1.195     1.029      1.087      N/A
Number of Units Outstanding at End of Period (in thousands)......................      N/A        N/A       N/A        N/A      N/A
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............................................................    1.194      1.025     1.089      1.000      N/A
  End of Period..................................................................    1.495      1.194     1.025      1.089      N/A
Number of Units Outstanding at End of Period (in thousands)......................      N/A        N/A       N/A        N/A      N/A


                                                                                               YEAR ENDED DECEMBER 31ST
                                                                                 ---------------------------------------------------
SUB-ACCOUNT                                                                        2013       2012       2011       2010      2009
-------------------------------------------------------------------------------  --------   --------   --------   --------  --------

FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................................     1.210      1.147      1.140     1.071     1.000
  End of Period................................................................     1.264      1.210      1.147     1.140     1.071
Number of Units Outstanding at End of Period (in thousands)....................       N/A        N/A        N/A       N/A       N/A
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................................     1.341      1.132      1.120     1.000       N/A
  End of Period................................................................     1.831      1.341      1.132     1.120       N/A
Number of Units Outstanding at End of Period (in thousands)....................     1.877      1.911      0.459       N/A       N/A
FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................................     1.237      1.078      1.067     1.000       N/A
  End of Period................................................................     1.620      1.237      1.078     1.067       N/A
Number of Units Outstanding at End of Period (in thousands)....................     0.066        N/A        N/A       N/A       N/A
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................................     1.522      1.338      1.513     1.183     1.000
  End of Period................................................................     2.052      1.522      1.338     1.513     1.183
Number of Units Outstanding at End of Period (in thousands)....................       N/A      1.720      5.175     0.613       N/A
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................................     1.108      0.928      1.131     1.000       N/A
  End of Period................................................................     1.432      1.108      0.928     1.131       N/A
Number of Units Outstanding at End of Period (in thousands)....................       N/A        N/A        N/A     0.389       N/A
FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................................     1.372      1.254      1.210     1.115     1.000
  End of Period................................................................     1.362      1.372      1.254     1.210     1.115
Number of Units Outstanding at End of Period (in thousands)....................    52.764     10.679      8.795     0.042       N/A
FRANKLIN INCOME VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN INCOME SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..........................................................     1.206      1.079      1.062     1.000       N/A
  End of Period................................................................     1.363      1.206      1.079     1.062       N/A
Number of Units Outstanding at End of Period (in thousands)....................     3.039      1.075        N/A       N/A       N/A



                                                                                              YEAR ENDED DECEMBER 31ST
                                                                                 ---------------------------------------------------
SUB-ACCOUNT                                                                        2013       2012      2011       2010       2009
-------------------------------------------------------------------------------  --------   --------  --------   --------   --------

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..........................................................     1.142     1.015      1.053      1.000      N/A
  End of Period................................................................     1.447     1.142      1.015      1.053      N/A
Number of Units Outstanding at End of Period (in thousands)....................     3.488     1.139        N/A        N/A      N/A
FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL SHARES SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..........................................................     1.161     1.024      1.043      1.000      N/A
  End of Period................................................................     1.478     1.161      1.024      1.043      N/A
Number of Units Outstanding at End of Period (in thousands)....................       N/A       N/A        N/A        N/A      N/A
FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN SMALL CAP VALUE SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..........................................................     1.712     1.457      1.525      1.199    1.000
  End of Period................................................................     2.315     1.712      1.457      1.525    1.199
Number of Units Outstanding at End of Period (in thousands)....................     1.261     2.965      2.657      0.621      N/A
TEMPLETON GROWTH VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP TEMPLETON GROWTH SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..........................................................     1.165     0.970      1.050      1.000      N/A
  End of Period................................................................     1.513     1.165      0.970      1.050      N/A
Number of Units Outstanding at End of Period (in thousands)....................       N/A       N/A        N/A        N/A      N/A
INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
(INVESCO V.I. LEISURE FUND (SERIES II SHARES) MERGED INTO THIS FUND ON APRIL 27, 2012; NAME CHANGED FROM
   THE INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND (SERIES II SHARES) ON APRIL 30, 2012; NAME CHANGED
   FROM THE INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES) ON MAY 1, 2013)
Unit Value:
  Beginning of Period..........................................................     1.200       N/A        N/A        N/A      N/A
  End of Period................................................................     1.664     1.200        N/A        N/A      N/A
Number of Units Outstanding at End of Period (in thousands)....................       N/A       N/A        N/A        N/A      N/A
INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. CORE EQUITY FUND (SERIES II SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period..........................................................     1.155     1.024      1.035      1.000      N/A
  End of Period................................................................     1.478     1.155      1.024      1.035      N/A
Number of Units Outstanding at End of Period (in thousands)....................     3.982     3.982      3.985        N/A      N/A



                                                                                              YEAR ENDED DECEMBER 31ST
                                                                                ----------------------------------------------------
SUB-ACCOUNT                                                                       2013       2012       2011       2010      2009
------------------------------------------------------------------------------  --------   --------   --------   --------  ---------

INVESCO V.I. GLOBAL HEALTH CARE FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. GLOBAL HEALTH CARE FUND (SERIES II SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.........................................................     1.257      1.041      1.021      1.000      N/A
  End of Period...............................................................     1.749      1.257      1.041      1.021      N/A
Number of Units Outstanding at End of Period (in thousands)...................     3.197      0.774     59.054        N/A      N/A
INVESCO V.I. LEISURE FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. LEISURE FUND (SERIES II SHARES) ON APRIL 30, 2010); MERGED INTO THE
   INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND (SERIES II SHARES) ON APRIL 27, 2012)
Unit Value:
  Beginning of Period.........................................................       N/A      1.017      1.067      1.000      N/A
  End of Period...............................................................       N/A        N/A      1.017      1.067      N/A
Number of Units Outstanding at End of Period (in thousands)...................       N/A        N/A        N/A        N/A      N/A
JANUS ASPEN ENTERPRISE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................................     1.303      1.122      1.149      1.000      N/A
  End of Period...............................................................     1.707      1.303      1.122      1.149      N/A
Number of Units Outstanding at End of Period (in thousands)...................       N/A        N/A        N/A        N/A      N/A
JANUS ASPEN FORTY PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................................     1.163      0.946      1.024      1.000      N/A
  End of Period...............................................................     1.510      1.163      0.946      1.024      N/A
Number of Units Outstanding at End of Period (in thousands)...................     4.700      4.700      4.703        N/A      N/A
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................................     1.454      1.323      1.374      1.200    1.000
  End of Period...............................................................     1.816      1.454      1.323      1.374    1.200
Number of Units Outstanding at End of Period (in thousands)...................     1.701      1.701      1.701        N/A      N/A
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.........................................................     1.852      1.543      1.737      1.288    1.000
  End of Period...............................................................     2.595      1.852      1.543      1.737    1.288
Number of Units Outstanding at End of Period (in thousands)...................     1.280      1.280      1.281        N/A      N/A
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.........................................................     1.328      1.181      1.118      1.000      N/A
  End of Period...............................................................     1.584      1.328      1.181      1.118      N/A
Number of Units Outstanding at End of Period (in thousands)...................     2.437      0.727        N/A        N/A      N/A



                                                                                               YEAR ENDED DECEMBER 31ST
                                                                                  --------------------------------------------------
SUB-ACCOUNT                                                                         2013       2012      2011       2010      2009
--------------------------------------------------------------------------------  --------   -------   --------   --------  --------

OPPENHEIMER CAPITAL INCOME FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER BALANCED FUND/VA (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period...........................................................     1.182     1.062      1.066     1.000       N/A
  End of Period.................................................................     1.324     1.182      1.062     1.066       N/A
Number of Units Outstanding at End of Period (in thousands).....................       N/A       N/A        N/A       N/A       N/A
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER GLOBAL SECURITIES FUND/VA (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period...........................................................     1.190     0.992      1.092     1.000       N/A
  End of Period.................................................................     1.500     1.190      0.992     1.092       N/A
Number of Units Outstanding at End of Period (in thousands).....................     3.351     3.351      3.353       N/A       N/A
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER STRATEGIC BOND FUND/VA SERVICE SHARES ON APRIL 30, 2010; OPPENHEIMER
   HIGH INCOME FUND/VA (SERVICE SHARES) MERGED INTO THIS FUND ON OCTOBER 26, 2012)
Unit Value:
  Beginning of Period...........................................................     1.208     1.075      1.076     1.000       N/A
  End of Period.................................................................     1.194     1.208      1.075     1.076       N/A
Number of Units Outstanding at End of Period (in thousands).....................   209.633   183.647    189.479   197.243       N/A
OPPENHEIMER HIGH INCOME FUND/VA (SERVICE SHARES)
(MERGED INTO THE OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES) ON OCTOBER 26, 2012)
Unit Value:
  Beginning of Period...........................................................       N/A     1.289      1.333     1.173     1.000
  End of Period.................................................................       N/A       N/A      1.289     1.333     1.173
Number of Units Outstanding at End of Period (in thousands).....................       N/A       N/A      1.755       N/A       N/A
OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE SHARES)
(NAME CHANGED FROM THE OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE SHARES) ON
   APRIL 29, 2011; NAME CHANGED FROM THE OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period...........................................................     1.224     1.048      1.081     1.000       N/A
  End of Period.................................................................     1.708     1.224      1.048     1.081       N/A
Number of Units Outstanding at End of Period (in thousands).....................       N/A       N/A        N/A       N/A       N/A
PIONEER DISCIPLINED VALUE VCT PORTFOLIO (CLASS II)
(NAME CHANGED FROM THE PIONEER CULLEN VALUE VCT PORTFOLIO (CLASS II) ON JUNE 30, 2012; NAME CHANGED
   FROM THE PIONEER DISCIPLINED VALUE VCT PORTFOLIO (CLASS II) ON MAY 1, 2013)
Unit Value:
  Beginning of Period...........................................................     1.111     1.012      1.058     1.000       N/A
  End of Period.................................................................     1.418     1.111      1.012     1.058       N/A
Number of Units Outstanding at End of Period (in thousands).....................       N/A       N/A        N/A       N/A       N/A



                                                                                                YEAR ENDED DECEMBER 31ST
                                                                                    ------------------------------------------------
SUB-ACCOUNT                                                                          2013       2012      2011      2010      2009
----------------------------------------------------------------------------------  -------   -------   -------   --------  --------

PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.............................................................    0.950     0.857     1.130     1.000      N/A
  End of Period...................................................................    0.922     0.950     0.857     1.130      N/A
Number of Units Outstanding at End of Period (in thousands).......................    1.340     1.340     1.341       N/A      N/A
PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.............................................................    1.085     0.987     1.056     1.000      N/A
  End of Period...................................................................    1.430     1.085     0.987     1.056      N/A
Number of Units Outstanding at End of Period (in thousands).......................      N/A       N/A       N/A       N/A      N/A
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO (CLASS I)
(NAME CHANGED FROM THE PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO (CLASS I) ON MAY 1, 2013)
Unit Value:
  Beginning of Period.............................................................    1.109     1.044     1.076     1.000      N/A
  End of Period...................................................................    1.567     1.109     1.044     1.076      N/A
Number of Units Outstanding at End of Period (in thousands).......................      N/A       N/A       N/A       N/A      N/A

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2014

              FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY
                                   CONTRACTS

                                   Issued By
                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                               In Connection With
                    COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

HOME OFFICE:                                SERVICE CENTER MAILING ADDRESS:
132 Turnpike Road, Suite 210                P.O. Box 758550
Southborough, MA 01772                      Topeka, Kansas 66675-8550
1-866-297-7531                              1-800-457-8803

      This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 2014. The Prospectus may be obtained from Commonwealth Annuity and Life Insurance Company by writing or calling the Service Center address or telephone number listed above.




                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
GENERAL INFORMATION AND HISTORY                                        2
SERVICES TO THE SEPARATE ACCOUNT                                       2
STATE PREMIUM TAX CHART                                                3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                          3
EXPERTS                                                                3
FINANCIAL STATEMENTS                                                   3
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE
COMPANY AND SEPARATE ACCOUNT A                                        F-1

                        GENERAL INFORMATION AND HISTORY

The Company's principal office (the "Principal Office") is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400.

Effective September 1, 2006, Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company (the "Company"). The Company is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica)", which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 200 West Street, New York, NY 10282.

Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited ("Global Atlantic"). Currently, Goldman Sachs owns approximately 22% of the outstanding ordinary shares of Global Atlantic, Goldman Sachs and Global Atlantic employees own approximately 4.5% of the outstanding ordinary shares, and unaffiliated investors, none of whom own more than 9.9%, own the remaining 73.5% of the outstanding ordinary shares.

The registered office of Global Atlantic Financial Group Limited is located at Appleby Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. In connection with the acquisition of the Company, Global Atlantic has provided certain written assurances to the Commissioner of the Massachusetts Division of Insurance (the "Commissioner"). More specifically, Global Atlantic agreed to make capital contributions to the Company, subject to a maximum of $250 million, if necessary to ensure that the Company maintains a risk-based capital ratio of at least 100%, pursuant to Massachusetts Insurance Law. Such assurances have been provided solely to the Commissioner by Global Atlantic, and terminate the sooner of 2018 or at such time as Goldman Sachs owns less than 10% of the outstanding voting securities of Global Atlantic. These assurances are not evidence of indebtedness or an obligation or liability of Global Atlantic, and do not provide Contract Owners with any specific rights or recourse against Global Atlantic. These assurances replaced substantially similar assurances that had been provided by Goldman Sachs.

                        SERVICES TO THE SEPARATE ACCOUNT

Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") maintains the books and records of Commonwealth Annuity Separate Account A (the "Separate Account"). Commonwealth Annuity holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of Commonwealth Annuity. Commonwealth Annuity maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the Contract fees and charges described in the Prospectus, are borne by Commonwealth Annuity.

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 125 High Street, Boston, MA 02110.

MAIL ROOM AND ADMINISTRATIVE SERVICES. The Company has retained se2, Inc., an affiliate of Security Distributors, Inc., to provide systems, administrative, accounting, mailroom and lockbox services and other services to the Company. The principal administrative offices of se2, Inc. are located at One Security Benefit Place, Topeka, Kansas, 66636.

COMMISSIONS TO UNDERWRITER - The aggregate amounts of commissions paid to Epoch Securities, Inc. for sales of all contracts funded by Commonwealth Annuity Separate Account A for the years 2013, 2012 and 2011 were $1,381,162.16, $2,116,915.73 and $2,897,558.61. No commissions were retained by Epoch for sales of all contracts funded by Separate Account A (including contracts not described in the Prospectus) for the years 2011,2012 and 2013.

                            STATE PREMIUM TAX CHART


                                         QUALIFIED           NON-QUALIFIED
STATE                                      PLANS                 PLANS
-----                                    ---------           -------------
California                                 0.50%*                2.35%*
Maine                                      0.00%                 2.00%
Nevada                                     0.00%                 3.50%*
South Dakota                               0.00%                 1.25%**
West Virginia                              1.00%*                1.00%*
Wyoming                                    0.00%                 1.00%

----------
* Taxes will be assessed when annuity benefits commence. We reserve the right to deduct taxes earlier if such taxes are assessed by the state.

** The Tax Rate is 0.08% on annuity considerations in excess of $500,000.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110.
                                    EXPERTS

      The financial statements of Commonwealth Annuity at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of the Commonwealth Annuity Separate Account A of the company as of December 31, 2013 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

      The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                              FINANCIAL STATEMENTS

      This Statement of Additional Information contains financial statements for Commonwealth Annuity. The financial statements of Commonwealth Annuity should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends, or surplus. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.